UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Qualigen Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JULY 1, 2022

July [13], 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Qualigen Therapeutics, Inc. (“Qualigen” or the “Company”) on Thursday, August 25, 2022, at 10:00 a.m., Pacific Daylight Time, at 2042 Corte Del Nogal, Carlsbad, California 92011.

The attached proxy statement describes the business to be conducted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

We hope you can join us at the Annual Meeting. As a stockholder, your participation in the affairs of Qualigen is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend the Annual Meeting, please vote your shares as soon as possible by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or if you requested to receive printed proxy materials, your enclosed proxy card or voting instruction card if you hold your shares through a bank, broker or other financial intermediary.

Our Notice of 2022 Annual Meeting of Stockholders, proxy statement for the Annual Meeting, 2021 Annual Report on Form 10-K and Amendment No. 1 to the 2021 Annual Report on Form 10-K are available at www.proxyvote.com.

On behalf of the board of directors, we would like to express our appreciation for your continued interest in the affairs of Qualigen Therapeutics, Inc.

Sincerely yours,

/s/ Michael S. Poirier
Michael S. Poirier
Chairman and Chief Executive Officer

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QUALIGEN THERAPEUTICS, INC.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”)

Please take notice of the following information regarding the 2022 Annual Meeting of Stockholders of Qualigen Therapeutics, Inc. (the “Annual Meeting”):

TIME	10:00 a.m., Pacific Daylight Time, on Thursday, August 25, 2022

PLACE	2042 Corte Del Nogal, Carlsbad, California 92011.

ITEMS OF BUSINESS	1.	To elect as directors the seven nominees identified in the proxy statement.
	2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
	3.	To approve our 2022 Employee Stock Purchase Plan.
4.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio within a range of 1-for-[5] to 1-for-[10], as determined by our board of directors.

5.

To approve the adjournment of the Annual Meeting of Stockholders to a later date, or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 4.

	6.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment or postponement thereof if you were a stockholder at the close of business on July 5, 2022.

ANNUAL REPORT	Our 2021 Annual Report on Form 10-K, as amended, is a part of our proxy materials being made available to you.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the Annual Meeting will automatically revoke any prior vote by proxy.

By Order of the Board of Directors

/s/ Michael S. Poirier
Michael S. Poirier
Chairman and Chief Executive Officer

July [13], 2022

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PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Q:	When and where is the 2022 Annual Meeting of Stockholders?

A:	The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on August 25, 2022 at 10:00 a.m., Pacific Daylight Time, at 2042 Corte Del Nogal, Carlsbad, California 92011.

Q:	Why is the Company providing these proxy materials?

A:	The board of directors of Qualigen Therapeutics, Inc. (“Qualigen,” the “Company,” “we,” “our,” or “us,” as the context requires) is soliciting proxies to be voted at the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law.

Q:	What proxy materials are being made available to stockholders?

A:	The proxy materials consist of: (1) the Notice of 2022 Annual Meeting of Stockholders; (2) this proxy statement; and (3) Qualigen’s Annual Report on Form 10-K for the year ended December 31, 2021 (as amended, the “2021 Annual Report”).

If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the Annual Meeting.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:	We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all stockholders. We may choose to send certain stockholders the Notice, while sending other stockholders a full set paper copy of our proxy materials.

Q:	When were the proxy materials first sent or made available to stockholders?

A:	The Notice was first mailed to stockholders on or about July [13], 2022. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote, online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:	How can I access the proxy materials over the Internet?

A:	The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of the proxy materials is available at www.proxyvote.com.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are six matters on which a vote is scheduled at the Annual Meeting:

●	The election of the seven nominees named herein to the seven seats on the board of directors (Proposal 1);

●	The ratification of the appointment of Baker Tilly US, LLP as Qualigen’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2);

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●	The approval of our 2022 Employee Stock Purchase Plan (the “ESPP”) (Proposal 3);

●	The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio within a range of 1-for-[5] to 1-for-[10], as determined by our board of directors (the “Stock Split Proposal”) (Proposal 4);

●	The approval of a proposal to adjourn the Annual Meeting to a later date, or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 4 (the “Adjournment Proposal”) (Proposal 5); and

●	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6).

The stockholders will also be asked to consider and vote upon any other business properly brought before the Annual Meeting.

Q:	What are the board of directors’ voting recommendations?

A:	The board of directors recommends that you vote your shares:

●	FOR the election of each of the seven nominees named herein to the seven seats on the board of directors (Proposal 1);

●	FOR the ratification of the appointment of Baker Tilly US, LLP as Qualigen’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2);

●	FOR the approval of the ESPP (Proposal 3);

●	FOR the approval of the Stock Split Proposal (Proposal 4);

●	FOR the approval of the Adjournment Proposal (Proposal 5); and

●	FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6).

Q:	What shares may I vote?

A:	You may vote all shares of common stock, par value $0.001 per share, of the Company that you owned as of the close of business on July 5, 2022 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.

Each share of common stock is entitled to one vote. As of the Record Date, there were [38,795,541] shares of our common stock outstanding.

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Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record

If your shares are registered directly in your name with Qualigen’s transfer agent, Equiniti Trust Company (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Qualigen or to vote your shares in person at the Annual Meeting.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank, broker or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.

Q:	May I attend the Annual Meeting in person?

A:	You are invited to attend the Annual Meeting in person and we encourage all stockholders of Qualigen to attend the Annual Meeting in person.

Be prepared to comply with our security and safety procedures for the Annual Meeting, which will include the following: (a) a requirement that stockholders attending the Annual Meeting present a form of photo identification, such as a driver’s license, in order to be admitted to the Annual Meeting; (b) a rule that no cameras, computers, recording equipment, other similar electronic devices, signs or placards will be permitted in the Annual Meeting; (c) a rule that the use of mobile phones, tablets, laptops and similar electronic devices during the Annual Meeting is prohibited, and that such devices must be turned off and put away before entering the meeting room; and (d) a rule that by attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting (copies of which would be distributed to attendees at the meeting). In addition, security guards will be present and will search all briefcases, backpacks, bags and packages upon entry.

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Q:	How can I vote my shares in person at the Annual Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person by written ballot at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you have obtained a signed proxy from your bank, broker or other financial intermediary (i.e., the stockholder of record) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the Notice so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, and duly voting your shares at the Annual Meeting will automatically revoke any prior proxy vote.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:

On the Internet—You may vote online at www.proxyvote.com by following the instructions provided in the Notice. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Daylight Time on August 24, 2022.

By Telephone—You may vote by telephone by dialing (800) 690-6903. (You will need to have your control number with you.) Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Daylight Time on August 24, 2022.

By Mail—The Notice includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope so as to be received by August 24, 2022. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time before the vote at the Annual Meeting.

If you hold your shares directly, you must (a) file with the Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or (c) vote your shares in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Transfer Agent before the Annual Meeting or unless you actually vote by written ballot at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time before its exercise at the Annual Meeting.

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For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or other financial intermediary. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 p.m. Eastern Daylight Time on August 24, 2022.

Q:	How are votes counted?

A:

In the election of directors (Proposal 1), you may vote “FOR” or “WITHHOLD AUTHORITY” for each of the respective nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

For the proposals to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2), to approve the ESPP (Proposal 3), to approve the Stock Split Proposal (Proposal 4), to approve the Adjournment Proposal (Proposal 5), and to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 6), you may vote “FOR”, “AGAINST” or “ABSTAIN.”

If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares by proxy, but do not indicate your voting preferences as to one or more of the proposals, the persons named as proxies by our board of directors, Michael Poirier and Christopher Lotz (the “Named Proxies”), will vote your shares in accordance with the recommendations of the board of directors.

If you are a beneficial owner and you have not provided voting instructions to your bank, broker or other financial intermediary, such firm may exercise discretion to vote your shares with respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the Stock Split Proposal (Proposal 4), and the Adjournment Proposal (Proposal 5). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1), or to approve the ESPP (Proposal 3), or to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 6), resulting in a “broker non-vote” with respect to these matters. See “What is a broker non-vote?” below for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	Pursuant to our Amended and Restated Bylaws, the presence, in person or by proxy, of the holders of shares of the outstanding capital stock of the Company representing at least 35% of the votes entitled to be voted at a meeting of stockholders is required to transaction business at the Annual Meeting (a “quorum”). Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum

Q:	What is the voting requirement to approve each of the proposals?

A:

In the election of directors (Proposal 1), the seven nominees for director who receive the highest number of votes “FOR” their election will be elected as directors. This is called a plurality vote.

The ratification of the appointment of our independent registered accounting firm (Proposal 2), the approval of the ESPP (Proposal 3), the Adjournment Proposal (Proposal 5), and the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6) will respectively require the affirmative vote of a majority of votes cast by the shares of capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter, provided a quorum is present.

The approval of the Stock Split Proposal (Proposal 4) will require the affirmative vote of a majority of the outstanding shares of common stock of the Company.

Q:	What happens if I abstain from voting?

A:	If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and, therefore, they will have no effect on the outcome of Proposals 1, 2, 3, 5 or 6. Abstentions will have the same effect as a vote against Proposal 4.

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Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the Stock Split Proposal (Proposal 4), and the Adjournment Proposal (Proposal 5). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), the approval of the ESPP (Proposal 3), and approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of any of the proposals to be considered at the Annual Meeting.

Q:	Will I have dissenters’ rights?

A:	No. No dissenters’ rights are available under the Delaware General Corporation Law, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice, proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this proxy statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting. You can read the Current Report on Form 8-K on our website or on the SEC’s EDGAR website.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on page 45.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors

Our board of directors currently consists of seven members, each of whose current term of office as a director expires at the Annual Meeting. Biographical information with respect to our director nominees is provided below.

Our directors hold office for one year or until their respective successors have been duly elected or until their death, resignation or removal. Our amended and restated bylaws provide that the authorized number of directors comprising our board of directors will be fixed, from time to time, by a majority of the total number of directors.

There are no family relationships among any of our directors or executive officers.

Name	Position with the Company	Age	Director Since
Michael Poirier	Chairman and Chief Executive Officer	66	2020
Amy Broidrick	President, Chief Strategy Officer and Director	64	2020
Richard David	Director	63	2020
Sidney Emery, Jr.	Director	76	2020
Matthew Korenberg	Director	47	2020
Kurt Kruger	Director	66	2020
Ira Ritter	Director	73	2008

Michael S. Poirier. Michael Poirier founded the Qualigen business in 1996 and is its Chairman and Chief Executive Officer. Before founding Qualigen, Mr. Poirier had relevant operating, marketing and sales positions with Ashirus Technologies, Inc., EnSys, Inc., Sanofi Pasteur and Abbott Laboratories, Inc. Before working at Abbott, Mr. Poirier served as an officer in the United States Navy, assigned to the US Atlantic Fleet. Mr. Poirier holds a B.A. from Providence College and attended the University of Zürich, Switzerland, School of Law.

Mr. Poirier’s commitment to our strategic goals, his long experience leading our company and his deep knowledge of its technologies and business contributed to our board of directors’ conclusion that he should serve as a director of our company.

Amy S. Broidrick. Ms. Broidrick has served as our President, Chief Strategy Officer since December 2021. She previously served as our Executive Vice President/Chief Strategy Officer since December 2020. From 2016 to July 2020, Ms. Broidrick served as Senior Vice President, Global Head of Corporate Development of Viking Therapeutics, Inc. (Nasdaq: VKTX), a clinical-stage biopharmaceutical company. Before that, she was Vice President, Head of Global Marketing Excellence and Business Innovation with EMD Serono (part of Merck KGaA). Earlier, she was Vice President, Head of Marketing and Commercialization at Arena Pharmaceuticals, Inc., and had significant roles and responsibilities at Merck & Co., Inc. and G.D. Searle & Company.

Ms. Broidrick’s executive experience with large and smaller public companies in the therapeutics industry contributed to our board of directors’ conclusion that she should serve as a director of our company.

Richard A. David, MD FACS. Dr. Richard David serves as Chief Medical Officer for the Los Angeles Division of Genesis Healthcare Partners, the largest urology group in Southern California. He also serves as medical director for Genesis’ Advanced Prostate Cancer Center of Excellence. In addition, Dr. David serves as Clinical Professor of Urology for the David Geffen School of Medicine at UCLA. Dr. David obtained his undergraduate education at Stanford University and his medical degree at Thomas Jefferson University in Philadelphia. He also holds a Master’s degree in Medical Management (MMM) from the Marshall School of Business at the University of Southern California. He trained in general surgery and completed his urology residency at UCLA Medical Center in Los Angeles. Dr. David is a fellow of the American College of Surgeons.

Dr. David’s experience as an executive of a large healthcare organization, including his background as a medical doctor, contributed to our board of directors’ conclusion that he should serve as a director of our company.

Sidney W. Emery, Jr. In 2010 Mr. Emery acquired Supply Chain Services and, as its Chief Executive Officer, grew it into a premier provider of automatic identification and data capture and factory automation solutions before selling the business to Sole Source Capital LLC in May 2020. Before Supply Chain Services, he served as Chairman and Chief Executive Officer of MTS Systems Corporation (Nasdaq-GS: MTSC), a leading global supplier of mechanical testing systems and high-performance industrial position sensors. Mr. Emery served on the Board of Directors of Allete, Inc. (NYSE: ALE), a Minnesota-based utilities and energy company, from 2006 to 2018. Mr. Emery chairs the University of St. Thomas School of Engineering Board of Governors. Mr. Emery holds a PhD in Industrial Engineering from Stanford University and a B.S. in Engineering from the US Naval Academy. He served for 10 years in the US Navy (including on gunboats in Vietnam).

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Mr. Emery’s extensive board service with and executive leadership of major companies contributed to our board of directors’ conclusion that he should serve as a director of our company.

Matthew E. Korenberg. Mr. Korenberg has served as Executive Vice President, Finance and Chief Financial Officer of Ligand Pharmaceuticals Incorporated (Nasdaq: LGND), a biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines, since January 2018, and before that as Vice President, Finance and Chief Financial Officer of Ligand Pharmaceuticals Incorporated since August 2015. Before joining Ligand, commencing in September 2013, Mr. Korenberg was the founder, Chief Executive Officer and a director of NeuroCircuit Therapeutics, a company focused on developing drugs to treat genetic disorders of the brain with an initial focus on Down syndrome. Before founding NeuroCircuit Therapeutics, Mr. Korenberg was a Managing Director and member of the healthcare investment banking team at Goldman Sachs from July 1999 through August 2013. During his 14 year tenure at Goldman Sachs, Mr. Korenberg was focused on advising and financing companies in the biotechnology and pharmaceutical sectors and was based in New York, London and San Francisco. Before Goldman Sachs, Mr. Korenberg was a healthcare investment banker at Dillon, Read & Co. Inc. where he spent two years working with healthcare companies in the biotechnology and pharmaceutical sectors and industrial companies. Mr. Korenberg holds a B.B.A. in Finance and Accounting from the University of Michigan.

Mr. Korenberg’s financial and accounting expertise, his experience as chief financial officer of a large public biopharmaceutical company and his investment banking background contributed to our board of directors’ conclusion that he should serve as a director of our company.

Kurt H. Kruger. Mr. Kruger has enjoyed a 30-year career in medical technology. His deep involvement in the field has ranged from product design and development as a biomedical engineer to raising capital for, and following, publicly traded medical product companies as an equities research analyst. As a marketing manager at Guidant, now a part of Boston Scientific, he developed the launch plans for the first-ever implantable defibrillator. As a securities analyst he showed perspicuity leading Hambrecht & Quist in providing venture funds for, and then taking public, Ventritex, which was later acquired by St. Jude Medical. After Hambrecht & Quist, Mr. Kruger worked as an analyst for Montgomery Securities and Bank of America. Across 20 years of research work, Mr. Kruger has overseen the IPOs of over 30 medical products companies, including leadership of the Life Sciences banking effort for WR Hambrecht & Co. Mr. Kruger received a Sc.B. degree in Biomedical Engineering from Brown University; a Master’s degree in Bioengineering from the University of Michigan; and a business degree (S.M.) from the Sloan School at the Massachusetts Institute of Technology (MIT). He also completed the premedical post-baccalaureate program at Columbia University.

Mr. Kruger’s long experience in investment banking and securities analysis with a life sciences focus contributed to our board of directors’ conclusion that he should serve as a director of our company.

Ira E. Ritter. Mr. Ritter served as Co-Founder, Chief Strategic Officer and Executive Chairman of our predecessor, Ritter Pharmaceuticals, Inc., from its inception in 2004 through the formation of Ritter Pharmaceuticals, Inc. in 2008 and served in those positions with Ritter Pharmaceuticals, Inc. from 2008 until the May 22, 2020 reverse recapitalization transaction (the “Reverse Recapitalization Transaction”) in which Ritter Pharmaceuticals, Inc. changed its name to Qualigen Therapeutics, Inc. Mr. Ritter has extensive experience creating and building diverse business enterprises and since 1987 through Andela Corporation, of which he is the CEO, has provided corporate management, strategic planning and financial consulting for a wide range of market segments including; health product related national distribution and private label production, television and publishing. He assisted taking Ritter Pharmaceuticals, Inc. public on Nasdaq and Martin Lawrence Art Galleries public on the New York Stock Exchange. Since 2010, Mr. Ritter has also acted as a managing partner of Stonehenge Partners, LLC. Mr. Ritter has a long history of public service that includes appointments by three Governors to several State of California Commissions including eight years as Commissioner on the California Prison Industry Authority.

Mr. Ritter’s experience as an entrepreneur and chairman of a publicly traded development-phase therapeutics company contributed to our board of directors’ conclusion that he should serve as a director of our company. Mr. Ritter continued his service on our board of directors, by agreement in connection with the Reverse Recapitalization Transaction, as the designated legacy member from the pre-Reverse Recapitalization Transaction public-company board of directors.

Board of Directors Leadership Structure

Michael Poirier, our chief executive officer, also serves as chairman of the board of directors. Our board of directors has determined that having the same person fill both roles is appropriate at this time given the early stage of our business and that separating the roles could add inefficiencies without bringing meaningful advantages for our stockholders.

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Director Independence

Under Nasdaq’s continued listing requirements, a majority of our board of directors must be comprised of independent directors, subject to limited exceptions. In addition, each member of our audit, compensation and governance and nominating committees must be independent, subject to limited exceptions. Our Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our board of directors determined that each of Messrs. David, Emery, Korenberg and Kruger are independent under the applicable rules and regulations of Nasdaq. In making such determinations, the board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances the board of directors deemed relevant in determining their independence.

Board of Directors’ Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on third parties, uncertainty regarding patents and proprietary rights, comprehensive government regulations, having no therapeutics manufacturing experience, having no therapeutics marketing or sales capability or experience and dependence on key personnel, as more fully discussed under “Risk Factors” in our 2021 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the board of directors, but the full board of directors has retained responsibility for general oversight of risks.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter. Copies of each committee’s charter are posted on the Investor Relations section of our website, which is located at www.qualigeninc.com.

Audit Committee. The current members of our Audit Committee are Mr. Kruger (Chair), Mr. Emery, and Mr. Korenberg, each of whom was determined by our board of directors to be independent under Rule 10A-3 under the Exchange Act and the continued listing requirements of Nasdaq, and to satisfy the other continued listing requirements of Nasdaq for audit committee membership. The Company has identified Matthew Korenberg as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K, and has determined that he has the requisite level of financial sophistication required by the continued listing requirements of Nasdaq; this identification does not constitute a determination that other members of the Audit Committee would not also be able to qualify as an “audit committee financial expert.”

Under the Audit Committee charter, our Audit Committee is responsible for the following actions, among others:

●	appointing and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope of and the results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing and discussing with management and the independent auditors our financial reporting processes, internal control over financial reporting and disclosure controls and procedures;

●	reviewing, approving and overseeing transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters or internal control over financial reporting; and

●	preparing the report of the Audit Committee that SEC rules require to be included in our annual meeting proxy statement.

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Compensation Committee. The current members of our Compensation Committee are Dr. David (Chair), Mr. Emery and Mr. Korenberg, each of whom was determined by our board of directors to be independent under the continued listing requirements of Nasdaq.

Under the Compensation Committee charter, our Compensation Committee is responsible for the following actions, among others:

●	determining and approving the compensation of our chief executive officer and our other executive officers, subject to review and ratification by the full board of directors;

●	administering our incentive compensation plans and equity-based plans;

●	reviewing, approving and recommending to the board of directors any employment agreements and any severance arrangements or plans; and

●	reviewing director compensation for board and board committee service at least once a year and recommending any changes to the board of directors.

To determine executive compensation, the Compensation Committee, with input from the Chief Executive Officer and other members of senior management (who do not participate in the deliberations regarding their own compensation), reviews, at least annually, and makes recommendations to the board of directors as to appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.

Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter, but only after taking into account certain factors prescribed by Nasdaq bearing on the consultant’s independence. There is no requirement, however, that a compensation consultant be independent.

The Compensation Committee has engaged Radford (which is part of Aon Hewitt, a business unit of Aon plc) as its compensation consultant. The Compensation Committee identified and selected Radford based on their reputation and experience consulting companies in the life sciences industry. Radford has assisted the Compensation Committee since 2021 in:

●	reviewing and refining a peer group of companies for market assessment;

●	conducting a competitive compensation assessment (with recommendations) for compensation of the senior management team; and

●	conducting a competitive compensation assessment (with recommendations) for compensation of the board of directors;

Nominating and Corporate Governance Committee. The current members of our Nominating and Corporate Governance Committee are Mr. Emery (Chair), Dr. David and Mr. Korenberg, each of whom was determined by our board of directors to be independent under the continued listing requirements of Nasdaq.

Under the Nominating and Corporate Governance Committee charter, our Nominating and Corporate Governance Committee is responsible for the following actions, among others:

●	identifying, screening and making recommendations to the board of directors regarding director nominees and board of directors committee composition;

●	overseeing our corporate governance practices and making recommendations to the board of directors regarding any changes to our corporate governance framework; and

●	overseeing the evaluation of our board of directors and its committees.

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Director Nominations

Director nominees are considered by our Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to our board of directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. The Nominating and Corporate Governance Committee will consider nominees identified by the Nominating and Corporate Governance Committee or the board of directors, by stockholders, or through other sources. When current directors are considered for nomination for reelection, the Nominating and Corporate Governance Committee will take into consideration their prior contributions and performance as well as the composition of our board of directors as a whole, including whether the board of directors reflects the appropriate balance of desired qualities. The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating and Corporate Governance Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

It is our Nominating and Corporate Governance Committee’s responsibility to consider stockholders’ proposed nominees for election as directors that are nominated in accordance with our certificate of incorporation and our bylaws, and other applicable laws, including the rules and regulations of the SEC and any stock market on which our stock is listed for trading or quotation. Generally, such recommendations made by a stockholder entitled to notice of, and to vote at, the meeting at which such proposed nominee is to be considered are required to be written and received by the Secretary of the Company by no later than the close of business on the 90thday before the first anniversary of the preceding year’s annual meeting of stockholders, nor earlier than the close of business of the 120th day before the first anniversary of the preceding year’s annual meeting of stockholders. The notice must set forth any and all of the information required by the Company’s bylaws.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for determining the qualifications, qualities, skills, and other expertise required to be a director and is responsible for developing, and recommending to the board of directors for its approval, criteria to be considered in selecting nominees for director. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, takes into account such criteria.

In our director nominations, we strive to not discriminate in favor of or against anyone on the basis of race, age, sex, gender, sexual orientation, religion, disability, ethnicity, or membership in or identification with underrepresented communities.

Set forth below is information concerning the gender and demographic background of each of our current directors, as self-identified and reported by each director. This information is being provided in accordance with Nasdaq’s board diversity rules.

Board Diversity Matrix (As of July [13], 2022)
Total Number of Directors:	7
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	1	4		2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background				2

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Meetings and Attendance

The board of directors held five meetings in 2021; the Audit Committee held four meetings in 2021; the Compensation Committee held one meeting in 2021; and the Nominating and Corporate Governance Committee held one meeting in 2021. Each director who served as a director of the Company during 2021 participated in 75% or more of the meetings of the board of directors and of the committees on which he or she served during the year ended December 31, 2021 (during the period that such director served).

At each regular meeting of the board of directors, the independent directors meet in private without members of management.

We encourage all of our directors to attend our annual meeting of stockholders. Two directors attended our 2021 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is reviewed periodically and amended as necessary and is available on our website at www.qualigeninc.com. Any amendments to the code of business conduct and ethics, or any waivers of its requirements that apply to our principal executive officer, principal financial officer or principal accounting officer, will be disclosed on our website.

Stockholder Communications with the Board of Directors

The board of directors has not established a formal process for security holders to send communications to the board of directors and the board of directors has not deemed it necessary to establish such a process at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the board of directors. If the Company should receive a security holder communication directed to the board of directors, or to an individual director, said communication will be relayed to the board of directors or the individual director, as the case may be.

Certain Relationships and Related Party Transactions

Our Audit Committee is responsible for reviewing, approving and overseeing any transaction between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners, and each of their respective immediate family members, where the amount involved exceeds the lesser of (i) $120,000 and (ii) 1% of the average of our total assets at year-end for the prior two fiscal years. Since January 1, 2020, there have been no such transactions except as described below.

Transactions with Alpha Capital Anstalt

We issued 5,360 shares of Series Alpha Preferred Stock and warrants to purchase 270,478 shares of common stock to Alpha Capital Anstalt (a greater than 5% beneficial owner of our common stock), in certain financing transactions in connection with our May 22, 2020 reverse recapitalization transaction with our predecessor, Ritter Pharmaceuticals, Inc. (the “Reverse Recapitalization Transaction”).

We also issued an aggregate of 5,228,462 shares of common stock and warrants to purchase 7,179,714 shares of common stock to Alpha in registered-direct financing transactions in July 2020 (for a purchase price of $8 million), in August 2020 (for a purchase price of $10 million), and in December 2020 (for a purchase price of $12 million).

We issued 3,500,000 shares of our common stock and warrants to purchase 3,314,641 shares of our common stock to Alpha in exchange for 2,232,861 shares of Series A-1 preferred shares of NanoSynex, nominal value NIS 0.01 per share, pursuant to a Share Purchase Agreement, dated April 29, 2022, based on the Company’s closing stock price on Nasdaq on May 25, 2022.

Transactions with GreenBlock Capital LLC

Pursuant to consulting agreements, we issued an aggregate of 1,217,148 common shares and warrants to purchase 1,411,432 shares to, or as directed by, GreenBlock Capital LLC (which at the time of certain issuances was a greater than 5% beneficial owner of our common stock) as compensation for services provided.

Transactions with Sekisui Diagnostics, LLC

Sekisui Diagnostics, LLC (which at the time was a greater than 5% beneficial owner of our common stock), extended (first to June 1, 2020 and then to September 1,2020) the due date of certain contractual obligations requiring us to pay Sekisui $890,000 plus interest. We then paid Sekisui the entire contractual obligations amount in July 2020.

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EXECUTIVE Officers

The following table sets forth information about our current executive officers.

Name	Age	Position with the Company
Michael Poirier	66	Chairman and Chief Executive Officer
Amy Broidrick	64	President and Chief Strategy Officer
Christopher Lotz	57	Chief Financial Officer, Vice President of Finance
Shishir Sinha	55	Chief Operating Officer and Senior Vice President, Diagnostics
Wajdi Abdul-Ahad	69	Chief Scientific Officer, Vice President, Research & Development
Tariq Arshad	52	Chief Medical Officer and Senior Vice President

Officers serve at the discretion of the board of directors. There are no family relationships among any of our directors or executive officers. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

For the biographies of Mr. Poirier and Ms. Broidrick, please see the section above titled “The Board of Directors”.

Christopher L. Lotz | Vice President of Finance, Chief Financial Officer. Mr. Lotz joined Qualigen as Director of Finance in 2002 and was promoted to his current role of Vice President and Chief Financial Officer in 2003. Before joining Qualigen, Mr. Lotz spent the previous 15 years serving in financial leadership positions with Bexcom, an Asian-based software developer, California Furniture Collections, Inc., a custom furniture manufacturer, and Group Publishing, Inc., an educational publisher of magazines, books and other media. Mr. Lotz holds a B.S. in Business Administration from Colorado State University.

Shishir K. Sinha | Chief Operating Officer and Senior Vice President, Diagnostics. Mr. Sinha joined Qualigen as Vice President, Operations & QA/QC in 2006, and was promoted to Chief Operating Officer in 2021 and Senior Vice President in 2022. Before joining Qualigen, Mr. Sinha held manufacturing and related positions with Nanogen, Celera Diagnostics, Sequenom, Sandoz Pharmaceutics (Novartis) and Microgenics Corp. Mr. Sinha holds an MBEE in Biotechnology Enterprise from Johns Hopkins University and a B.A. in Genetics from the University of California, Berkeley.

Wajdi Abdul-Ahad | Vice President, Research & Development, Chief Scientific Officer. Dr. Abdul-Ahad is Qualigen’s Vice President of Research and Development and Chief Scientific Officer. Since joining Qualigen in 2006, he has successfully developed and commercialized numerous complex immunoassays on both the FastPack and FastPack IP Systems. In addition, Dr. Abdul-Ahad is responsible for all surface coating, nanotechnology and reagent manufacturing. Prior to joining Qualigen, Dr. Abdul-Ahad led multifunctional design teams at Beckman Coulter that developed and commercialized over 15 assays on their industry leading Access and Synchron automated systems. From 1988 to 1990, Dr. Abdul-Ahad held various management positions with the National Diagnostics Center and Noctech, Inc., both located in Galway, Ireland. Dr. Abdul-Ahad holds a PhD in Biochemistry from National University of Ireland, Galway; an MSc in Clinical Chemistry from the University of Surrey, England; an MBA from the University of La Verne, California and a BSc in Pharmacy from the University of Baghdad, Iraq. He also holds certifications and licenses from the American Board of Clinical Chemistry (ABCC), Fellow of the AACC Academy (FAACC), State of California, Arizona and Nevada (Registered Pharmacist). Dr. Abdul-Ahad’s professional affiliations include the American Association for Clinical Chemistry (AACC) and the American Pharmacist Association (APhA). Dr. Abdul-Ahad is also the author or co-author of numerous scientific publications.

Tariq Arshad, MD, MBA | Vice President, Chief Medical Officer. Dr. Arshad brings more than 20 years of biotech and pharmaceutical experience to Qualigen. He is an oncologist with expertise in both early and late-stage clinical development at several leading and emergent biopharmaceutical companies. Prior to joining Qualigen in May 2021, Dr. Arshad was Global Head of Medical Affairs and Clinical Research with Becton Dickinson Biosciences in San Jose, California from 2019-2021, where he led a team of MDs and PHDs driving scientific strategy for a cutting-edge immuno-oncology focused portfolio. From 2018-2019, Dr. Arshad served as Head of Medical Affairs, Immunology, Global Markets for Sanofi Genyzyme, and Chief Medical Officer, Head of Clinical Research and Medical Affairs for Humanigen, Inc. from 2016-2018. Previously, he held medical leadership positions with XOMA Corporation, Genentech, Inc., Merck & Co., Inc., and Pfizer Inc. Dr. Arshad holds an MD from Educational Commission for Foreign Medical Graduates (ECFMG), a Bachelor of Medicine, Bachelor of Surgery from University of Punjab, Pakistan, and a M.B.A. degree from George Washington University.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table (2021 and 2020)

The following table sets forth the compensation paid or earned for the twelve-month fiscal year ended December 31, 2021 and the nine-months transition period ended December 31, 2020 to our named executive officers.

Name and Principal Position	“Year”	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Michael Poirier, Chairman and Chief Executive Officer	2021	517,788	218,740	—	5,751	742,279
	2020	291,104	251,000	4,063,412	923	4,606,439

Amy Broidrick, President and Chief Strategy Officer	2021	403,077	155,000	296,170	4,055	858,302
	2020	41,837	—	603,569	—	645,406

Tariq Arshad, Chief Medical Officer and Senior Vice President (3)	2021	253,846	80,212	430,569	69	764,696

(1)	The amounts reported in this column reflect the aggregate grant date fair value of the option awards granted during 2021 and 2020, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in the 2021 Annual Report. These amounts do not reflect the actual economic value that may be realized by the executive officers upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)	Represents life insurance premiums paid by us for each named executive officer in addition to 401(k) matching contributions paid by us for Mr. Poirier and Ms. Broidrick.

(3)	Dr. Arshad joined Qualigen in May 2021.

The following table sets forth the compensation paid or earned for calendar 2021 and calendar 2020 to our named executive officers for each of those years. (This table, and the table above, do not include the persons who before the Reverse Recapitalization Transaction were considered to be named executive officers of Ritter Pharmaceuticals, Inc., nor does it include compensation paid to such persons in such capacity.)

Name and Principal Position	“Year”	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Michael Poirier, Chairman and Chief Executive Officer	Calendar 2021	517,788	218,740	—	5,751	742,279
	Calendar 2020	363,796	251,000	4,063,412	923	4,679,131

Amy Broidrick, President and Chief Strategy Officer	Calendar 2021	403,077	155,000	296,170	4,055	858,302
	Calendar 2020	41,837	—	603,569	—	645,406

Tariq Arshad, Chief Medical Officer and Senior Vice President(3)	Calendar 2021	253,846	80,212	430,569	69	764,696

(1)	The amounts reported in this column reflect the aggregate grant date fair value of the option awards granted during 2021 and 2020, computed in accordance with ASC 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in the 2021 Annual Report. These amounts do not reflect the actual economic value that may be realized by the executive officers upon the exercise of the stock options or the sale of the common stock underlying such stock options.

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(2)	Represents life insurance premiums paid by us for each named executive officer in addition to 401(k) matching contributions paid by us for Mr. Poirier and Ms. Broidrick.

(3)	Dr. Arshad joined Qualigen in May 2021.

Following the Reverse Recapitalization Transaction, we granted stock options to the named executive officers in order to align their interests more fully with those of the public-company stockholders. (During Qualigen, Inc.’s private-company existence before the Reverse Recapitalization Transaction, Qualigen, Inc. granted very little stock-based compensation to its executive officers.)

Executive Employment Agreements

Employment Agreement with Michael Poirier

Mr. Poirier, is party to an Executive Employment Agreement with Qualigen dated February 1, 2017, as amended January 9, 2018. Mr. Poirier’s Employment Agreement had an initial three-year term and is now automatically renewed for successive one-year periods unless either party gives notice of nonrenewal at least 90 days before the end of such a one-year period.

Under the terms of his Employment Agreement, Mr. Poirier is entitled to an annual base salary of at least $315,000, is eligible for Qualigen’s bonus plans, benefit programs and medical benefits, is eligible for certain event-based bonuses (including for “Liquidity Event” acquisition transactions), and is entitled to four weeks of vacation per year. If Mr. Poirier’s employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in his Employment Agreement), and he provides a general release to Qualigen, he is entitled to one year of salary continuation plus the cost of COBRA coverage continuation for such one year period. In June 2020 and in May 2021, our board of directors and its compensation committee increased Mr. Poirier’s base salary rate to $400,000 and $575,000, respectively.

Mr. Poirier, agreed that the Reverse Recapitalization Transaction and the Reverse Recapitalization Transaction-related transactions did not constitute a “Liquidity Event” as defined in his Employment Agreement and that accordingly they did not entitle him to a contractual Liquidity Event bonus.

Employment Agreement with Amy Broidrick

Upon her promotion to the position of President and Chief Strategy Officer in December 2021, Ms. Broidrick became party to an Executive Employment Agreement with Qualigen dated December 10, 2021 which has an initial term expiring on April 30, 2022 and is automatically renewed for successive one-year periods unless either party gives notice of nonrenewal at least 90 days before the end of such a one-year period.

Under the terms of her Employment Agreement, Ms. Broidrick is entitled to an annual base salary of at least $450,000, is eligible for Qualigen’s bonus plans, benefit programs and medical benefits, is eligible for certain event-based bonuses, and is entitled to four weeks of vacation per year. If Ms. Broidrick’s employment is terminated without Cause or she resigns for Good Reason, and she provides a general release to Qualigen, she is entitled to one year of salary continuation plus the cost of COBRA coverage continuation for such one year period.

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The following definitions are used in each of the Employment Agreements described above:

“Cause” means any of the following: (i) a material breach by the employee of any of the trade secret/proprietary information, confidential information of intellectual property ownership sections of the Employment Agreement; (ii) a material breach by the employee of any other provision of the Employment Agreement, if such material breach (if susceptible to cure) has continued uncured for a period of at least 15 days following delivery by Qualigen to the employee of written notice of such material breach; (iii) fraud, dishonesty or other breach of trust whereby the employee obtains personal gain or benefit at the expense of or to the detriment of Qualigen or any of Qualigen’s subsidiaries or affiliates; (iv) a conviction of or plea of nolo contendere or similar plea by the employee of any felony; (v) a conviction of or plea of nolo contendere or similar plea by of any other crime involving theft, misappropriation of property, dishonesty or moral turpitude; (vi) a willful and material violation of applicable law by the employee in connection with the performance of his/her duties under the Employment Agreement; (vii) chronic or repeated substance abuse by the employee, or any other use by the employee of alcohol, drugs or illegal substances in such a manner as to interfere with the performance of his/her material duties hereunder; or (viii) failure to comply with the lawful directions of Qualigen’s board of directors which are otherwise consistent with the terms of this Agreement, which failure has continued for a period of at least 10 days after delivery by Qualigen to the employee of written demand by Qualigen’s board of directors.

“Good Reason” means the occurrence of any of the following circumstances, without the employee’s express consent: the employee resigns due to (i) a material reduction of the employee’s title or authority, (ii) a material reduction in the employee’s salary or benefits (other than a reduction that generally applies to the officers at the employee’s level in Qualigen or, as applicable, after a transaction in which Qualigen or substantially all its assets is acquired, in the successor entity at that time), (iii) any material breach of this Agreement by Qualigen which is not cured within 30 days after written notice by the employee; or (iv) a change of the principal non-temporary location in which the employee is required to perform the employee’s services to any location exceeding 35 miles from Carlsbad, California. In no event shall a resignation be considered to be with Good Reason unless the resignation occurs after but within 30 days after the initiation of the item of Good Reason.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the Employment Agreements.

Hire Offer Letter with Tariq Arshad

Under the terms of his offer letter with the Company, dated May 17, 2021, Dr. Arshad is entitled to an annual base salary of at least $400,000. He received a cash signing bonus of $25,000 when he joined the Company, is eligible to receive annual cash bonuses equal to an amount up to 40% of his annualized base salary, and is entitled to four weeks of vacation per year. Dr. Arshad also received a grant of 100,000 stock options under the 2020 Plan, with a scheduled 10-year term and an exercise price equal to $1.80, and an additional grant of 300,000 stock options under the 2020 Plan, with a scheduled 10-year term and an exercise price equal to $1.24 (100% of grant-date fair market values as defined in such Plan) per share, vesting over three years in equal annual installments (subject to continuation of service through such respective vesting dates). If Dr. Arshad’s employment is terminated without Cause or he resigns for Good Reason (as defined in Employment Agreements for other executives), and he provides a general release to Qualigen, he is entitled to 180 days of salary continuation plus the cost of COBRA coverage continuation for such 180 day period.

Stock Incentive Plan

The material terms of our 2020 Stock Incentive Plan (as amended, the “2020 Plan”) are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2020 Plan, which is filed as an exhibit to the 2021 Annual Report and incorporated herein by reference.

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Authorized Shares. We have reserved an aggregate of 7,557,157 shares of our common stock for issuance under the 2020 Plan. The number of shares is subject to adjustment in the event of any recapitalization, stock split, reclassification, stock dividend or other change in our capitalization. In addition, the following shares of our common stock will be available for grant and issuance under the 2020 Plan:

●	shares subject to stock options or stock appreciation rights (“SARs”), granted under the 2020 Plan that cease to be subject to the stock option or SAR for any reason other than exercise of the stock option or SAR;

●	shares subject to awards granted under the 2020 Plan that are subsequently forfeited or repurchased by us at the original issue price;

●	shares subject to awards granted under the 2020 Plan that otherwise terminate without shares being issued;

●	shares surrendered, cancelled, or exchanged for cash or a different award (or combination thereof); and

●	shares subject to awards under the 2020 Plan that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to any award.

Plan Administration. The 2020 Plan will be administered by our Compensation Committee or by our board of directors acting in place of our Compensation Committee. Our Compensation Committee will have the authority to construe and interpret the 2020 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2020 Plan.

Awards and Eligible Participants. The 2020 Plan authorizes the award of stock options, stock appreciation rights, restricted stock unit, performance awards and stock bonuses. The 2020 Plan provides for the grant of awards to our employees, directors, consultants and independent contractor service providers, subject to certain exceptions. No non-employee director may be granted awards under the 2020 Plan in any calendar year that, taken together with any cash fees paid by us to such non-employee director during such calendar year, exceed $5,000,000 (calculating the value of any award based on the grant date fair value determined in accordance with GAAP).

No more than 98,000,000 shares of our common stock will be issued under the 2020 Plan pursuant to the exercise of incentive stock options.

Stock Options. The 2020 Plan permits us to grant incentive stock options and non-qualified stock options. The exercise price of stock options will be determined by our Compensation Committee, and may not be less than 100% of the fair market value of our common stock on the date of grant. Our Compensation Committee has the authority to reprice any outstanding stock option (by reducing the exercise price, or canceling the stock option in exchange for cash or another equity award) under the 2020 Plan without the approval of our stockholders. Stock options may vest based on the passage of time or the achievement of performance conditions in the discretion of our compensation committee. Our Compensation Committee may provide for stock options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of stock options granted under the 2020 Plan is 10 years.

Stock Appreciation Rights. SARs provide for a payment to the holder, in cash or shares of our common stock, based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price on the date of grant, up to a maximum amount of cash or number of shares. SARs may vest based on the passage of time or the achievement of performance conditions in the discretion of our Compensation Committee. Our Compensation Committee has the authority to reprice any outstanding SAR (by reducing the exercise price, or canceling the SAR in exchange for cash or another equity award) under the 2020 Plan without the approval of our stockholders.

Restricted Stock Awards. A restricted stock award represents the issuance to the holder of shares of our common stock, subject to the forfeiture of those shares in the event of failure to achieve certain performance conditions or termination of employment. The purchase price, if any, for the shares will be determined by our Compensation Committee. Unless otherwise determined by the administrator at the time of award, vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to us or can be repurchased by us.

Restricted Stock Units. Restricted stock units (“RSUs”) represent the right on the part of the holder to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right in the event of failure to achieve certain performance conditions or termination of employment. If a RSU has not been forfeited, then, on the specified date, we will deliver to the holder of the RSU shares of our common stock, cash or a combination of cash and shares of our common stock, as previously determined by the Compensation Committee at the time of the award.

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Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of performance conditions as provided in the 2020 Plan in cash or by issuance of the underlying common stock. These awards are subject to forfeiture before settlement in the event of failure to achieve certain performance conditions or termination of employment.

Stock Bonuses. Stock bonuses may be granted as additional compensation for past or future service or performance and, therefore, no payment will be required from a participant for any shares awarded under a stock bonus. Unless otherwise determined by our Compensation Committee at the time of award, vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to us.

Change-in-Control. If we are party to a merger or consolidation, sale of all or substantially all our assets or similar change-in-control transaction, outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company. In the alternative, the successor company may issue, in place of outstanding shares held by a 2020 Plan participant, substantially similar shares or other property subject to repurchase obligations no less favorable to the participant. Outstanding awards that are not assumed, substituted or cashed out will accelerate in full and expire immediately before the transaction, and awards will be exercisable for a period of time determined by the administrator.

Amendment; Termination. The 2020 Plan will terminate 10 years from April 8, 2020, unless it is terminated earlier by our board of directors. Our board of directors may amend, suspend or terminate the 2020 Plan at any time, subject to compliance with applicable law.

Federal Income Tax Summary. The following is a brief summary of the principal federal income tax consequences to us and to an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) (a “Participant”) of awards that may be granted under the 2020 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2020 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that awards under the 2020 Plan are made.

A Participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction.

A Participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option. The Participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the Participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her upon exercise, the gain will be capital gain and we will not get a corresponding deduction. If the Participant sells the stock at a gain prior to that time, the difference between the amount the Participant paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction. If the Participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

A Participant generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit. At the time a Participant receives shares or cash payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, less any amount paid for the stock, and we will then be entitled to a corresponding deduction. Upon a subsequent sale of the shares received under the stock appreciation right or restricted stock unit, if any, the difference between the amount realized on the sale and the Participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Participant’s holding time of such shares.

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The taxation of restricted stock is dependent on the actions taken by the Participant. Generally, absent an election to be taxed currently under Section 83(b) of the Code, or an 83(b) election, there will be no federal income tax consequences to the Participant upon the grant of a restricted stock award. At the lapse of the restrictions or satisfaction of the conditions on the restricted stock, the Participant will recognize ordinary income equal to the fair market value of our common stock at that time. If the Participant makes an 83(b) election within 30 days of the date of grant, he or she will recognize ordinary income equal to the fair market value of our common stock at the time of grant, determined without regard to the applicable restrictions. If an 83(b) election is made, no additional income will be recognized by the Participant upon the lapse of the restrictions or satisfaction of the conditions on the restricted stock award. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant, at the same time as the ordinary income is recognized by the Participant. Upon a subsequent sale of the formerly restricted stock, the difference between the amount realized on the sale and the Participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Participant’s holding time of such shares.

The tax consequences to Participants who receive performance-based awards depend on the particular type of award issued. Our ability to take a deduction for such awards similarly depends on the terms of the awards and the limitations of Section 162(m) of the Code, if applicable. Section 162(m) of the Code currently imposes a $1 million limit on the amount that a public company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer, or another “covered employee” (as defined by Section 162(m)), or was such an employee beginning in any year after 2017. The Compensation Committee retains the discretion to establish the compensation paid or intended to be paid or awarded to the executive officers as the Compensation Committee may determine is in the best interest of us and our stockholders, and without regard to any limitation provided in Section 162(m). This discretion is an important feature of the Compensation Committee’s compensation practices because it provides the Compensation Committee with sufficient flexibility to respond to specific circumstances facing us.

Outstanding Equity Awards at 2021 Fiscal Year End

The following table presents the outstanding stock options and compensatory warrants held by each of the named executive officers as of December 31, 2021. There were no direct stock awards, restricted stock units or stock appreciation rights outstanding at December 31, 2021. All pre-2020 awards shown were initially issued as Qualigen, Inc. Series C Warrants, and became warrants exercisable instead for our common stock (at an adjusted exercise price) upon the Reverse Recapitalization Transaction.

	Equity Awards
Name	Grant Date	Number of Securities Underlying Unexercised Awards (#) Exercisable	Number of Securities Underlying Unexercised Awards (#) Unexercisable		Exercise Price ($)	Expiration Date
Michael Poirier	6/6/2020	333,333	666,667	(1)	5.13	6/5/2030
	9/22/2016	14,436	—		2.54	9/22/2026
	3/3/2015	22,142	—		2.54	3/2/2025
	8/2/2014	29,847	—		2.07	8/2/2024
	1/31/2014	22,142	—		2.07	1/31/2024

Amy Broidrick	12/8/2021	—	300,000	(1)	1.24	12/8/2031
	12/7/2020	50,000	100,000	(1)	3.52	12/7/2030
	8/27/2020	16,667	33,333	(1)	4.70	8/27/2030

Tariq Arshad	12/8/2021	—	300,000	(2)	1.24	12/8/2031
	5/17/2021	—	100,000	(1)	1.80	5/17/2031

(1)	These awards vest in three equal annual installments beginning one year from grant date.
(2)	These awards vest in three equal annual installments beginning on May 17, 2022.

Compensation of Directors

For the period January 1 through July 14, 2021, our compensation for non-employee directors was at a set rate of $40,000 cash per annum. Board committee chairs received additional cash compensation at a rate of $10,000 per annum.

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Beginning on July 15, 2021, our compensation for non-employee directors was set at a rate of $35,000 cash per annum. The Audit Committee chair receives additional cash compensation at a rate of $15,000 per annum and the other Board committee chairs receive additional cash compensation at a rate of $10,000 per annum. Each non-chair member of each Board committee receives additional cash compensation at a rate of $7,500 per annum (Audit Committee) and $5,000 per annum (other Committees). Non-employee directors did not receive any grants of stock options during 2021, however in the future we expect that our non-employee directors will receive grants of stock options (cliff-vesting one year after the date of grant, subject to continued service through such vesting date).

The following table sets forth the compensation paid to or accrued by our non-employee directors for the year ended December 31, 2021. Compensation paid to Mr. Poirier and to Ms. Broidrick is presented as part of the “Summary Compensation Table” above, rather than here. Our employee directors do not receive compensation for their service as directors.

Name of Director	Fees Earned and Paid in Cash ($)	Option Awards(1) ($)	All other compensation(2) ($)	Total ($)
Richard David	50,167	—	—	50,167
Sidney Emery, Jr.	52,020	—	—	52,020
Matthew Korenberg	44,755	—	—	44,755
Kurt Kruger	55,000	—	—	55,000
Ira Ritter	—	—	80,000	80,000

(1)	The amounts reported in this column reflects the aggregate grant date fair value of the option awards granted during the year ending December 31, 2021, computed in accordance with ASC 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in the 2021 Annual Report. These amounts do not reflect the actual economic value that may be realized by the directors upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)	Represents amounts paid for consulting services.

Hedging or Offsetting Against Compensatory Securities

We have adopted a policy that our employees (including officers) and directors shall not purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, those persons..

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Equity Compensation Plan Information

The following table presents information regarding securities authorized for issuance under equity compensation plans as of December 31, 2021:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by stockholders	4,841,856	(1)	$6.07	2,809,157	(2)
Equity compensation plans not approved by stockholders	1,790,648		$1.52	—
Total	6,632,504		$4.84	2,809,157

(1) Consists of 4,748,000 shares of common stock issuable upon the exercise of options granted under the 2020 Plan as of December 31, 2021 and 93,856 shares granted prior to the May 22, 2020 reverse merger by the Company’s predecessor (Ritter Pharmaceuticals).

(2) Consists of shares of common stock issuable under the 2020 Plan as of December 31, 2021.

(3) Consists of shares of common stock issuable upon the exercise of compensatory warrants granted to service providers.

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OWNERSHIP OF THE COMPANY

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July [5], 2022 by:

●	our named executive officers;

●	our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days after July [5], 2022, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of beneficial ownership of our common stock is calculated based on an aggregate of 38,795,541 shares outstanding as of July [5], 2022.

Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Qualigen Therapeutics, Inc., 2042 Corte Del Nogal, Carlsbad, California 92011.

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Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Alpha Capital Anstalt (1)	3,917,370	9.99%

Executive Officers, Directors and Director Nominees
Michael Poirier (2)	965,441	2.4%
Amy Broidrick (3)	117,833	*	%
Tariq Arshad (4)	133,333	*	%
Richard David (5)	42,190	*	%
Sidney Emery, Jr. (6)	36,348	*	%
Matthew Korenberg (7)	33,333	*	%
Kurt Kruger (8)	60,190	*	%
Ira Ritter (9)	37,375	*	%

All current executive officers and directors as a group (11 persons)(10)	2,635,179	6.4%

* Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Based on a Schedule 13G/A filed on May 22, 2022. This number does not include 8,367,265 shares of common stock issuable upon the exercise of certain warrants held by Alpha Capital Anstalt (“Alpha”) that may not be exercised to the extent that such exercise will result in Alpha (and its affiliates) beneficially owning more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise. The address of Alpha is Altenbach 8, 9490 Vaduz, Liechtenstein.

(2)	Includes 666,667 shares of common stock exercisable within 60 days under outstanding stock options and 88,567 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding warrants.

(3)	Includes 83,333 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options.

(4)	Includes 133,333 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options.

(5)	Includes 33,333 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options and 8,857 shares of common stock exercisable within 60 days under outstanding warrants.

(6)	Includes 16,667 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options.

(7)	Includes 33,333 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options.

(8)	Includes 33,333 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options and 8,857 shares of common stock exercisable within 60 days under outstanding warrants.

(9)	Includes 33,333 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options. Also includes shares of common stock held in a retirement plan trust of which Ira Ritter and his spouse are trustees; and also includes shares beneficially owned by Stonehenge Partners. As a managing partner of Stonehenge Partners, Ira Ritter may be deemed the beneficial owner of these shares.

(10)	Includes 2,099,998 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding stock options and 236,210 shares of common stock exercisable within 60 days of July [5], 2022 under outstanding warrants.

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the year ended December 31, 2021. The Audit Committee oversees our financial reporting process on behalf of the board of directors.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the board of directors. The board of directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable Nasdaq Marketplace Rules and under Section 10A(m)(3) of the Exchange Act. The Company has identified Matthew Korenberg as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K; this identification does not constitute a determination that other members of the Audit Committee would not also be able to qualify as an “audit committee financial expert.” The Audit Committee has sole authority to appoint and retain (subject to ratification by the Company’s stockholders), oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.

Our management has the primary responsibility for the preparation, presentation, and integrity of our financial statements and the accounting and reporting process, including the systems of internal controls and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Audit Committee’s responsibility is to independently monitor and review the financial reporting processes of the Company. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, and must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and our independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that our independent registered public accounting firm is in fact “independent.”

In this context, the Audit Committee holds meetings throughout the year to, among other things, facilitate and encourage communication among the Audit Committee, management, and our independent registered public accounting firm.

In fulfilling the Audit Committee’s oversight responsibilities, the Audit Committee members reviewed and discussed the audited financial statements for the year ended December 31, 2021, with our management and the independent registered public accounting firm.

The Audit Committee also discussed with our independent registered public accounting firm matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management.

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Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC, and appointed Baker Tilly US, LLP as our independent registered public accounting firm for fiscal year 2022.

Kurt Kruger, Chair of the Audit Committee
Sidney Emery, Jr.
Matthew Korenberg

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Baker Tilly US, LLP (inclusive of its predecessor firm Squar Milner LLP, “Baker Tilly”) serves as the Company’s independent registered public accounting firm and has served in that capacity since June 2018.

The Audit Committee considered the independence of Baker Tilly and whether the audit services Baker Tilly provided to the Company are compatible with maintaining that independence. The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during 2021.

Fees and Services of Baker Tilly US, LLP

The following table sets forth the aggregate fees billed to the Company by Baker Tilly (inclusive of its predecessor Squar Milner LLP) for the twelve-months fiscal year ended December 31, 2021 and the nine-months transition period ended December 31, 2020:

	12-months fiscal year ended December 31, 2021	9-months transition period ended December 31, 2020
Audit Fees(1)	$278,714	$392,423
Audit-Related Fees	—	—
Tax Fees	25,175	14,792
All Other Fees	—	—
Total	$303,889	$407,215

(1)	Audit fees consisted of fees for audit work performed in the audit of financial statements, as well as fees for quarterly reviews and registration statements.

The following table sets forth the aggregate fees billed to the Company by Baker Tilly (inclusive of its predecessor Squar Milner LLP) for the calendar year ended December 31, 2021 and the calendar year ended December 31, 2020:

	Calendar year ended December 31, 2021	Calendar year ended December 31, 2020
Audit Fees(1)	$278,714	$479,923
Audit-Related Fees	—	—
Tax Fees	25,175	28,413
All Other Fees	—	—
Total	$303,889	$508,336

(1)	Audit fees consisted of fees for audit work performed in the audit of financial statements, as well as fees for quarterly reviews and registration statements.

The Audit Committee has adopted a formal policy on auditor independence requiring the advance approval by the Audit Committee of all audit and non-audit services provided by our independent registered public accounting firm. In determining whether to approve any services by our independent registered public accounting firm, the Audit Committee reviews the services and the estimated fees, and considers whether approval of the proposed services will have a detrimental impact on the auditor’s independence. On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

In the twelve-months fiscal year ended December 31, 2021 and the nine-months transition period ended December 31, 2020, all audit services and the corresponding fees were approved by our board of directors. Also, in the calendar year ended December 31, 2021 and the calendar year ended December 31, 2020, all audit services and the corresponding fees were approved by our board of directors.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected. Properly submitted proxies will be voted “FOR” the election as directors of the seven persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the board of directors.

Nominees for the Board of Directors

The board of directors has nominated Michael Poirier, Amy Broidrick, Richard David, Sidney Emery, Jr., Matthew Korenberg, Kurt Kruger and Ira Ritter for election as directors. Information regarding the business experience of each nominee and his or her service on boards of directors of other public companies may be found under the section of this proxy statement entitled “Board of Directors and Corporate Governance — The Board of Directors.”

Our board of directors has determined that, except for Michael Poirier and Amy Broidrick who are employees of the Company) and Ira Ritter, who was an employee of our predecessor in the last three years, each director nominee qualifies as an “independent” director under Nasdaq’s continued listing requirements. The board of directors based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Vote Required

The seven nominees for director who receive the highest number of votes “FOR” election by holders of our common stock will be elected as directors, provided that a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” each of director nominees Michael Poirier, Amy Broidrick, Richard David, Sidney Emery, Jr., Matthew Korenberg, Kurt Kruger and Ira Ritter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF Michael Poirier, Amy Broidrick, Richard David, Sidney Emery, Jr., Matthew Korenberg, Kurt Kruger and Ira Ritter as directors.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Overview

Baker Tilly US, LLP currently serves as our registered public accounting firm, and that firm conducted the audit of our accounts for the fiscal year ended December 31, 2021 and the nine-months transition period ended December 31, 2020; its predecessor firm Squar Milner LLP conducted the audit of our accounts for the 12-month fiscal year ended March 31, 2020. The Audit Committee has appointed Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the board of directors is asking stockholders to ratify that appointment. Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered public accounting firm, the board of directors considers the appointment of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Baker Tilly US, LLP for ratification by stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the appointment of Baker Tilly US, LLP, the Audit Committee and the board of directors will reconsider the appointment of such firm as our independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

[We expect that representatives of Baker Tilly US, LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.]

Vote Required

The affirmative vote of a majority of the votes cast by shares of our common stock present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Baker Tilly US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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PROPOSAL 3

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

The Qualigen Therapeutics, Inc. 2022 Employee Stock Purchase Plan was adopted by the board of directors on [●], 2022, subject to approval by the Company’s stockholders within 12 months of such date.

The principal features of the ESPP are summarized below. The summary is qualified in its entirety by the full text of the ESPP, which is set forth as Annex A to this Proxy Statement.

General

The purpose of the ESPP is to (a) enhance the Company’s ability to attract and retain the services of eligible employees upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends and (b) provide additional incentives to eligible employees to devote their effort and skill to the advancement of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986 (the “Code”).

The aggregate number of shares which may be issued and sold under the ESPP is 1,000,000 shares of Common Stock, subject to proportionate adjustment in the event of stock splits and similar events. In addition, commencing on January 1, 2024 and on each January 1 thereafter during the term of the ESPP, the number of shares reserved and available for issuance under the ESPP will be increased by the lesser of (i) 1.0% of the number of outstanding shares as of December 31 of the preceding calendar year or (ii) such lesser number of shares as determined by the board of directors or any committee delegated by the board of directors to administer the ESPP, as described below (the “Administrator”). If any right granted under the ESPP for any reason terminates without having been exercised, the common stock not purchased under such right will again become available for the ESPP. Notwithstanding anything to the contrary in the ESPP, the number of shares that may be issued or transferred pursuant to rights granted under the ESPP will not exceed an aggregate of 1,200,000 shares, subject to proportionate adjustment in the event of stock splits and similar events.

Administration

The ESPP will be administered by the board of directors, which may delegate its responsibilities in whole or in part to a committee of two or more members of the board of directors appointed to administer the ESPP (the “Committee”), who must each satisfy the independence requirements under the then applicable rules or continued listing requirements adopted by The Nasdaq Stock Market or the principal exchange on which the Company’s shares are then listed or admitted for trading. The Committee may delegate administrative tasks under the ESPP to the services of a brokerage firm, bank or other financial institution and/or employees to assist in the administration of the ESPP.

The Administrator will have full power and authority to determine the persons to whom, and the time or times at which, rights to purchase common stock will be granted under the ESPP and the terms of each offering (which need not be identical), to interpret the provisions of the ESPP, to establish, amend and revoke rules and regulations which it deems necessary for the proper administration of the ESPP, to correct any defect or omission, or reconcile any inconsistency in the ESPP, to amend the ESPP as described therein, to exercise such powers and perform such acts as it deems necessary to carry out the intent that the ESPP be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code, and to make all other determinations necessary or advisable for the administration of the ESPP, but only to the extent not contrary to the express provisions of the ESPP.

Eligibility of Employees

Eligible Employees on the day immediately preceding a given Enrollment Date for an Offering Period (as such terms are defined below) are eligible to participate in the ESPP during such Offering Period. For purposes of the ESPP, “Eligible Employee” means an employee of the Company or any subsidiary: (i) who would not, immediately after any rights under the ESPP are granted, own (directly or through attribution) or be deemed to own for purposes of Section 423 of the Code five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or any subsidiary.

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The Administrator may also, in its sole discretion, exclude (i) employees whose customary employment is for not more than 20 hours per week, (ii) employees whose customary employment is for not more than five months in any calendar year, (iii) certain highly compensated employees, (iv) employees who have not met a service requirement designated by the Administrator (which may not exceed two years), and (v) employees who are citizens or residents of a foreign jurisdiction to whom the grant of a right to purchase shares under the ESPP would be prohibited under the laws of such foreign jurisdiction or would cause the ESPP to violate the requirements of Section 423 of the Code. It is estimated that as of July [5], 2022, the number of employees who were eligible to participate in the ESPP was approximately 35.

Purchase Periods and Payroll Deductions

The ESPP will be implemented by consecutive offering periods (each, an “Offering Period”) of approximately six months during which an option granted under the ESPP may be exercised (i) commencing on the first Trading Day (as defined in the ESPP) on or after February 1 of each year and terminating on the first Trading Day on or following July 31, approximately six months later and (ii) commencing on the first Trading Day on or after August 1 of each year and terminating on the first Trading Day on or following January 31, approximately six months later. In no event may an Offering Period exceed 27 months.

The first Offering Period is expected to begin on February 1, 2023. Subsequent Offering Periods will run consecutively following the termination of the preceding Offering Period.

An Eligible Employee may participate in the ESPP during any Offering Period by delivering a subscription agreement or enrollment form to the Company in the form required by the Administrator and by such time before the first trading day of the particular offering period as the Administrator designates (the “Enrollment Date”).

A participant may authorize a payroll deduction between 1% and 12%, or such other percentage as specified by the Administrator prior to the commencement of a Offering Period, in whole percentages, of the employee’s eligible Compensation (as defined in the ESPP) to be deducted on each pay day during the Offering Period and credited to a an account for such participant to be applied at the end of the Offering Period to the purchase of common stock. Except as otherwise permitted by the Administrator, a participant may increase or decrease the percentage of Compensation deducted once during any Offering Period, other than during the last 20 days of the Offering Period.

A participant who completes a subscription agreement for any Offering Period will be automatically enrolled in subsequent Offering Periods on the terms contained therein until the participant submits a new subscription agreement or enrollment form, withdraws from the ESPP in accordance with the terms of the ESPP, or otherwise becomes ineligible to participate in the ESPP.

A participant may suspend payroll deductions under the ESPP at any time during an Offering Period. If a participant suspends participation during an Offering Period, his or her accumulated payroll deductions will remain in the ESPP for the purchase of common stock at the end of the Offering Period, but no further payroll deductions will be made from his or her pay during such Offering Period. A participant who suspends payroll deductions during an Offering Period will not be permitted to resume contributions to the ESPP during such Offering Period.

Purchase of Common Stock

The purchase price (the “Purchase Price”) of shares of common stock purchased under the ESPP, with respect to a particular Offering Period, will be an amount equal to 85% of the lesser of the Fair Market Value (as defined in the ESPP) of our common stock on (i) the applicable Enrollment Date, or on (ii) the last Trading Day (as defined in the ESPP) of the Offering Period (the “Purchase Date”); provided, however, that the purchase price for subsequent Offering Periods may be determined by the Administrator in its sole discretion and at such discount subject to compliance with Section 423 of the Code (or any successor provision, or any other applicable law, regulation or stock exchange listing standard) or pursuant to the ESPP.

On each Purchase Date, each participant’s accumulated payroll deductions will automatically be applied to the purchase of whole shares of common stock of the Company, up to the maximum number of whole shares permitted pursuant to the terms of the ESPP or as determined by the Administrator in its sole discretion from time to time, at the Purchase Price. No fractional shares will be issued unless the Administrator specifically provides otherwise. Any cash in lieu of fractional shares remaining after the purchase of whole shares will be created to a participant’s account and carried forward to the purchase of whole shares for the next Offering Period.

As soon as practicable following the Purchase Date, the number of shares purchased by a participant will be delivered (either in certificate or book entry form), in the Company’s sole discretion, to either (i) the participant or (ii) an account established in the participant’s name at a stock brokerage or other financial services firm designated by the Company.

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Rights to purchase, which are granted to participants, may not be transferred, other than by will or the applicable laws of descent and distribution, and are only exercisable during the participant’s lifetime and only by the participant.

The maximum number of shares which may be purchased for any employee for each calendar year in which an option to purchase is outstanding at any time is limited to $25,000 divided by the fair market value of a share of common stock as of the first day of the Offering Period. On each Enrollment Date, each Eligible Employee, pursuant to an offering made under the ESPP, will be granted an option to purchase up to that number of shares of common stock purchasable either with a percentage or with a maximum dollar amount, as designated by the board of directors, but in either case not exceeding 15% of such employee’s earnings (or such other percentage as determined, and as defined by the board of directors for each offering) during the period that begins on the Enrollment Date (or such later date as the board of directors determines for a particular offering) and ends on the date stated in the offering, which date will be no later than the end of the Offering Period, and a purchase price equal to 85%, or such other specified percentage, of the fair market value as of the Enrollment Date. The board of directors may specify as maximum number of shares of common stock that may be purchased by any participant on any Purchase Date during such offering.

Withdrawal; Termination of Employment

A participant may elect to withdraw from participation in the ESPP at any time by giving written notice to the Company in a form acceptable to the Administrator no later than five business days before the end of an Offering Period. All of the payroll deductions credited to the participant’s account and not yet used will be paid to the participant as soon as reasonably practicable after receipt of the notice and such participant’s rights for the Offering Period will be automatically terminated and no further payroll deductions will be made.

Upon a participant’s ceasing to be an Eligible Employee for any reason, such person will be deemed to have elected to withdrawn from the ESPP and payroll deductions credited to such participant’s account during the Offering Period will be paid to such participant or, in the case of such person’s death, to the person or persons entitled thereto under the ESPP, as soon as reasonably practicable, and such person’s rights for the Offering Period will be automatically terminated.

Amendment and Termination

The Administrator may amend, modify, suspend or terminate the ESPP at any time, and from time to time, provided that stockholder approval will be required to (i) increase the aggregate number, or change the type, of shares that may be sold under the ESPP, other than for adjustments provided for in the ESPP, or (ii) change the scope of participants under the ESPP, (iii) change the ESPP in any manner that would cause the ESPP to no longer be an “employee stock purchase plan” within the meaning of Section 423 of the Code, or (d) if required by the applicable rules or continued listing requirements adopted by Nasdaq or the principal exchange on which the Company’s shares are then listed or admitted for trading. Also, no amendment may be made if shareholder approval is required by the rules of any stock exchange on which the Company common stock is listed.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences under present law of the purchase of shares of Company common stock under the ESPP and certain dispositions of shares acquired under the ESPP.

For Federal income tax purposes, participants in the ESPP are viewed as having been granted a stock option on the first day of an Offering Period and as having exercised the stock option by the automatic purchase of shares under the ESPP on the last day of the Offering Period. A participant will not recognize taxable income either at the time of grant of the option (that is, the first day of an Offering Period) or on the date of exercise of the option (that is, the last day of an Offering Period). As described below, a participant will generally recognize taxable income only upon disposition of Company common stock acquired under the ESPP or upon death.

With limited exceptions including a disposition upon death, if a participant disposes of shares of Company common stock acquired under the ESPP by sale, gift or otherwise within the later of two years from the first day of the Offering Period under which the shares were acquired or within one year from the last day of such Offering Period (that is, makes a “disqualifying disposition”), the participant will recognize ordinary income in the year of such disqualifying disposition equal to the amount by which the fair market value of the stock on the last day of such Offering Period exceeded the purchase price of the shares. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disqualifying disposition of the shares after such basis adjustment will be a capital gain or loss.

With limited exceptions, if the participant disposes of shares of Common Stock acquired under the ESPP more than two years after the first day of the Offering Period during which the shares were acquired and more than one year after the last day of such Offering Period, the participant will recognize ordinary income in the year of such disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the first day of such Offering Period over the purchase price of the shares. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized on the disposition of the shares after such basis adjustment will be a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, no ordinary income will be recognized and any loss recognized will be a capital loss.

If the participant still owns the shares of Common Stock acquired under the ESPP at the time of the participant’s death, regardless of the period for which the participant has held the shares, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the first day of the Offering Period during which the shares were acquired over the purchase price of the shares (computed as if the option was exercised at such time, in cases where the option price is not calculable at the time of grant), will constitute ordinary income in the year of death.

The Company or one of its subsidiaries will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disqualifying disposition. In all other cases, no deduction with respect to options granted or shares of Company common stock issued under the ESPP is allowed to the Company or one of its subsidiaries.

Vote Required

The approval of the ESPP requires the affirmative vote of a majority of the votes cast by the shares of our common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL 4

APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

At the Annual Meeting, stockholders will be asked to approve an amendment to our amended and restated certificate of incorporation (“COI”) to effect a reverse stock split of our issued and outstanding common stock by a numerical ratio of not less than 1-for-[5] and not more than 1-for-[10], with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the board of directors (the “Reverse Stock Split”). The proposed amendment to the COI reflecting the Reverse Stock Split is set forth in Annex B to this Proxy Statement (the “Amendment”).

On July [●], 2022, our board of directors approved the proposed Reverse Stock Split and the Amendment in order to effect the Reverse Stock Split, subject to stockholder approval, and directed that the Amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting.

By approving this proposal, stockholders would give the board of directors the authority, but not the obligation, to file the Amendment to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of common stock will be reclassified, from and including a ratio of 1-for-[5] and up to and including a ratio of 1-for-[10]. The ratio (if any) selected by the board of directors for the Reverse Stock Split would be publicly disclosed to the stockholders before the Amendment to effect the Reverse Stock Split is filed with the Secretary of State of the State of Delaware and becomes effective.

We are requesting stockholders approve the adoption of the Amendment to effect the Reverse Stock Split at a ratio of not less than 1-for-[5] and not more than 1-for-[10], with the exact ratio determined by the board of directors, to provide the board of directors with the flexibility to determine the appropriate ratio and timing for the Reverse Stock Split based upon our financial results, long-term outlook, corporate strategy, market factors and our perception in the market. However, the board of directors reserves the right to elect not to proceed with the Amendment to effect the Reverse Stock Split, even if approved, and to abandon the Amendment to effect the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for the board of directors to either implement or abandon the Reverse Stock Split. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this Proxy Statement are on a pre-Reverse Stock Split basis.

If the board of directors does not effect the Reverse Stock Split on or before February 10, 2023, any authority granted to the board of directors by our stockholders pursuant to this Proposal 4 will terminate.

Reasons for the Reverse Stock Split

On March 4, 2022, we received a letter from The Nasdaq Stock Market (“Nasdaq”) notifying us that, because the closing bid price for our common stock had been below $1.00 per share for 30 consecutive business days, we no longer complied with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.

Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), we were provided an initial compliance period of 180 calendar days, or until August 31, 2022, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days during the 180 calendar day grace period.

In the event we are not in compliance with the Minimum Bid Price Requirement by August 31, 2022, we may be afforded a second 180 calendar day grace period. To qualify, we would be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement. In addition, we would be required to provide written notice of our intention to cure the minimum bid price deficiency during the second 180 day compliance period by effecting a reverse stock split, if necessary.

As of the date of this proxy statement, we have not regained compliance with the Minimum Bid Price Requirement. We intend to seek an extension to the initial deadline of August 31, 2022 to demonstrate compliance with the Minimum Bid Price Requirement. If our request for an extension is granted by Nasdaq, we would have until February 27, 2022 to comply with the Minimum Bid Price Requirement. If we are unable to regain compliance with the Minimum Bid Price Requirement by this deadline, we would be required to effect a reverse stock split of our common stock by no later than 10 business days before the second deadline in order to maintain our listing on The Nasdaq Capital Market.

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Our board of directors believes that the delisting of our common stock from The Nasdaq Capital Market would result in decreased liquidity and/or increased volatility in our common stock, and a diminution of institutional investor interest in our company. Our board of directors also believes that a delisting could cause a loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospectus.

The board of directors has approved the Amendment to effect the Reverse Stock Split and directed that the Amendment be submitted to our stockholders for adoption with the primary intent of increasing the price of our common stock in order to meet The Nasdaq Capital Market’s minimum price per share criteria for continued listing on that exchange.

The board of directors believes that, in addition to increasing the price of our common stock, the Reverse Stock Split may also reduce certain of our costs, such as Nasdaq listing fees, and make our common stock more attractive to a broader range of institutional and other investors.

Our board of directors believes that an increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price resulting from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of our common stock. Accordingly, we believe that the adoption of the Amendment to effect the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions, long-term outlook, corporate strategy and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that the market price of our common stock will not decrease in the future, or that our common stock will achieve a high enough price per share to permit its continued listing by Nasdaq.

Certain Risks Associated with the Reverse Stock Split

In evaluating the proposed Reverse Stock Split, the board of directors also took into consideration certain risks associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, and the risks described below.

There can be no assurance that the total market capitalization of our common stock (the aggregate value of our common stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split.

There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. For example, based on the closing price of our common stock on [●], 2022, of $[●] per share, if the board of directors were to implement the Reverse Stock Split and utilize a ratio of 1-for-10, we cannot assure you that the post-split market price of our common stock would be $[●] (that is, $[●] multiplied by 10) per share or greater. The market price of our common stock may fluctuate and potentially decline after the Reverse Stock Split.

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Accordingly, the total market capitalization of our common stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Because the number of authorized shares of our common stock will not be reduced proportionately, the Reverse Stock Split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action.

Because the number of authorized shares of our common stock will not be reduced proportionately, the Reverse Stock Split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed Reverse Stock Split, we already have a substantial number of authorized but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

Other than as described in this Proxy Statement, there are no existing plans, arrangements or understandings relating to the issuance of any of the authorized but unissued and unreserved shares, whether available as a result of the proposed Reverse Stock Split or otherwise. In addition, futures issuances of common stock would be subject to the rules promulgated by the Nasdaq Stock Market requiring stockholder approval of certain transactions involving the issuance of common stock equal to 20% or more of the common stock outstanding before the issuance, and regulations of the SEC that can limit the size of financing transactions by companies with public floats of less than $75 million, like us.

Effecting the Reverse Stock Split; Board Discretion to Implement Reverse Stock Split

If the Amendment is adopted by our stockholders at the Annual Meeting and the board of directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, the board of directors will determine the appropriate ratio for the Reverse Stock Split, the Company will publicly announce the ratio selected by the board of directors prior to the effectiveness of the Reverse Stock Split, and we will subsequently file the Amendment, in the form set forth in Annex B.

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In determining the appropriate ratio for the Reverse Stock Split, our board of directors will consider, among other things, factors such as:

●	the minimum price per share requirements of The Nasdaq Capital Market;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	business developments affecting us; and

●	prevailing general market and economic conditions.

The board of directors will also determine the appropriate timing for filing the Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. If, for any reason, the board of directors deems it advisable, the board of directors, in its sole discretion, may abandon the Reverse Stock Split at any time prior to the effectiveness of the Amendment, without further action by our stockholders. Assuming the board of directors determines that it is in the best interests of the Company and our stockholders to proceed with the Amendment to effect the Reverse Stock Split, the Reverse Stock Split will be effective as of the time specified in the Amendment, as filed with the Secretary of State of the State of Delaware (the “Effective Time”).

At the Effective Time, without any further action on the part of the Company or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time will be reclassified and combined into a lesser number of shares of Common Stock based on the ratio selected by the board of directors and publicly announced by the Company. For example, if the Board of Directors approves a ratio of 1-for-7, a stockholder who holds 7,000 shares of Common Stock as of the Effective Time will hold 1,000 shares of Common Stock following the Reverse Stock Split.

Effect on Outstanding Shares, Options, and Certain Other Securities

If the Amendment to effect the Reverse Stock Split is adopted and becomes effective, the number of shares of our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split.

The number of shares of common stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities will also be adjusted in accordance with their terms, as of the Effective Time.

Effect on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act.

Mechanics of Reverse Split

As of the Effective Time of the Reverse Stock Split, if implemented by our board of directors, each certificate representing shares of our common stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split based on the Reverse Stock Split ratio approved by our board of directors and included in the Amendment filed with the Secretary of State of the State of Delaware.

Our transfer agent, Equiniti Trust Company, will be available to implement the exchange of stock certificates. As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record as of the effective time of the Reverse Stock Split will receive a letter requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the Reverse Stock Split ratio approved by our board of directors and included in the Amendment that is filed with the Secretary of State of the State of Delaware.

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Certain of our registered stockholders may hold some or all of their shares of common stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

We intend to treat shares held by stockholders in a stock brokerage accounts or through a bank or other financial intermediary in the same manner as shares held by registered stockholders whose shares are registered in their names. Banks, brokers, custodians and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold their shares of common stock with a bank, broker, custodian or other nominee and who have any questions are encouraged to contact their banks, brokers, custodians or other nominees.

After the effective time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify equity securities.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares

Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible, based on the Reverse Stock Split ratio approved by our board of directors, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our common stock on the effective date for the Reverse Stock Split as reported on the Nasdaq Stock Market, after giving effect to the Reverse Stock Split by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 225,000,000 shares of common stock, of which 38,795,541 shares were issued and outstanding as of the Record Date, and 15,000,000 shares of preferred stock, of which zero were issued and outstanding as of the Record Date. The Reverse Stock Split, if approved and effected, will not have any effect on the authorized number of shares of our common stock or preferred stock.

Accounting Consequences

The Reverse Stock Split will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the total of the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Interests of Certain Persons in the Proposal

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of our common stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

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No Dissenters’ Rights

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders will not be entitled to dissenters’ rights with respect to the Amendment to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

Reservation of Right to Abandon the Amendment to our COI

The Board of Directors reserves the right to abandon the Amendment described in this Proposal 4 without further action by our stockholders at any time before the Effective Time, even if stockholders approve this Proposal 4 at the Annual Meeting. By voting in favor of the adoption of the Amendment to effect the Reverse Stock Split, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, the Amendment to effect the Reverse Stock Split if it should so decide.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case, in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

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The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor. The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. No gain or loss will be recognized by us as a result of the proposed Reverse Stock Split.

Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our common stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

Consequences if the Reverse Split is Not Approved

In the event that the Amendment to effect the Reverse Stock Split is not approved, we intend to actively monitor the trading price of our common stock on The Nasdaq Capital Market and will consider available options to resolve our non-compliance with the Nasdaq listing rules. We believe that our ability to remain listed on the Nasdaq Capital Market would be significantly and negatively affected if the Amendment to effect the Reverse Stock Split is not approved. If we are unable to achieve an increase in our stock price and our common stock is subsequently delisted, we could experience significant negative impacts including no longer being able to sell shares under our at-the-market program. In addition, if our common stock is delisted it could significantly and negatively affect our ability to obtain alternative debt or equity financing in order to support Company operations.

Required Vote of Stockholders

The vote required to approve Proposal 4 is the affirmative vote of a majority of the outstanding shares of common stock of the Company. Abstentions will have the same practical effect as a vote against this proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 4 TO ADOPT THE AMENDMENT TO EFFECT THE REVERSE STOCK SPLIT AT A RATIO OF NOT LESS THAN 1-FOR-[5] AND NOT GREATER THAN 1-FOR-[10], WITH THE EXACT RATIO, IF APPROVED AND EFFECTED AT ALL, TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF THE BOARD OF DIRECTORS AND PUBLICLY ANNOUNCED BY THE COMPANY ON OR BEFORE THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

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PROPOSAL 5

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE, OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE STOCK SPLIT PROPOSAL (PROPOSAL 4)

If at the Annual Meeting the number of votes represented by shares of the common stock present or represented and voting in favor of the Adjournment Proposal (Proposal 4) is insufficient to approve the proposal, the Named Proxies may move to adjourn the Annual Meeting in order to enable our board of directors to continue to solicit additional proxies in favor of Proposal 4.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 3, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 3 have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on Proposal 3 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 3.

Vote Required

The affirmative vote of a majority of the votes cast by shares of our common stock present in person or represented by proxy at the Annual Meeting is required to approve the Adjournment Proposal. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE, OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE STOCK SPLIT PROPOSAL (PROPOSAL 4).

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PROPOSAL 6

APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY ON PAY”)

Overview

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers, or a “say on pay” proposal, as described in greater detail below.

Summary

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “2010 Act”), our stockholders are entitled to vote at the Annual Meeting on a proposal to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Pursuant to the 2010 Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of directors or on its compensation committee.

The primary objective of our executive compensation program is to compensate fairly our executive officers in a manner that will attract and retain talented executives with the skills needed to manage a demanding business, while creating long-term value for our stockholders. When designing our executive compensation program for 2021, the Compensation Committee considered a number of factors, including peer group and market survey data and our business objectives.

During the nine-months period ended December 31, 2020 and the year ended March 31, 2020, we sought to begin a transition from private-company executive compensation practices and principles to those more representative of comparable publicly-traded biotechnology companies.

For additional information about our executive compensation program, please refer to the section of this proxy statement entitled “Executive and Director Compensation” and the related compensation tables, notes and narrative discussion.

The compensation committee and the board of directors believe that our executive compensation program is reasonable, competitive and aligned with our performance and the performance of our executives, and works to align our executives’ interests with the interests of the stockholders.

Proposal; Recommendation of the Board of Directors

In accordance with applicable proxy regulations, we are asking our stockholders to approve the following non-binding, advisory resolution on our named executive officer compensation as disclosed in this proxy statement:

“RESOLVED, that the Qualigen Therapeutics, Inc. stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as described in the “Executive and Director Compensation” section (including the related compensation tables, notes and narrative discussion) of the proxy statement for the Qualigen Therapeutics, Inc. 2022 Annual Meeting of Stockholders.”

Effect of Proposal

The resolution above reflects a non-binding, advisory proposal. The approval or disapproval of this Proposal 6 by stockholders will not require our board of directors or its compensation committee to take any action regarding our executive compensation practices. The final determination of the compensation of our executive officers remains with our board of directors and its compensation committee. Our board of directors and compensation committee, however, value the opinions of our stockholders as expressed through their votes, as well as through other communications with us. Although the resolution is non-binding, our board of directors and compensation committee will carefully consider the outcome of this advisory vote, as well as stockholder opinions received from other communications, when making future executive compensation decisions.

Vote Required

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the “Executive and Director Compensation” section of this proxy statement requires the affirmative vote of majority of the votes cast by the shares of our common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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OTHER MATTERS

The board of directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the materials for this Annual Meeting or any future annual meeting to any stockholder who contacts the Company’s Chief Financial Officer by writing to Qualigen Therapeutics, Inc., 2042 Corte Del Nogal, Carlsbad, California 92011, or by calling (760) 918-9165. If a stockholder is receiving multiple copies of proxy materials at the stockholder’s household and would like to receive just a single copy of the proxy statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Chief Financial Officer to request mailing of a single copy of the proxy statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this proxy statement, extensive information about the Company can be found on its website located at www.qualigeninc.com including information about its management team, products and services and its corporate governance practices. The content on our website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.

THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

Our principal executive office is located at 2042 Corte Del Nogal, Carlsbad, California 92011.

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ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:	Other than the five proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxies by our board of directors, Michael Poirier and Christopher Lotz (the “Named Proxies”), will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the Named Proxies will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The expenses of soliciting proxies will be paid by Qualigen. Following the original mailing of the soliciting materials, Qualigen and its agents may solicit proxies by mail, electronic mail, telephone, by other similar means or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. Following the original mailing of the soliciting materials, Qualigen will request brokerage firms, banks or other nominees to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. We do not currently plan to retain a proxy solicitor to assist in the solicitation of proxies.

Q:	May I propose nominees for election to the board of directors at next year’s annual meeting of stockholders?

A:	Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2023 Annual Meeting of Stockholders will not be considered timely unless such proposals are received by us no later than May 27, 2023 (the 90th day before the first anniversary of the Annual Meeting) and no earlier than April 27, 2023 (the 120th day before the first anniversary of the Annual Meeting) in accordance with our bylaws. Any proposal to nominate a director to our board of directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit other business proposals for consideration at next year’s Annual Meeting of Stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2023 Annual Meeting of Stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before the first anniversary of the mailing date of the proxy materials for the Annual Meeting (or by March 15, 2023 for the 2023 Annual Meeting of Stockholders).

A business proposal submitted by a stockholder pursuant to our bylaws and outside of the process of Rule 14a-8 for the 2023 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by us no later than May 27, 2023 (the 90th day before the first anniversary of the Annual Meeting) and no earlier than April 27, 2023 (the 120th day before the first anniversary of the Annual Meeting) in accordance with our bylaws. Any business proposal must set forth the information required by our bylaws. The proxy to be solicited on behalf of our board of directors for the 2023 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2023 Annual Meeting of Stockholders.

By Order of the Board of Directors

/s/ Michael S. Poirier
Michael S. Poirier
Chairman and Chief Executive Officer

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ANNEX A

QUALIGEN THERAPEUTICS, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

As adopted by the Board of Directors on ___________________, 2022

As approved by the Stockholders on ___________________, 2022

ARTICLE 1

PURPOSE; TERM

1.1 Purpose. The purposes of the Plan are to (a) enhance the Company’s ability to attract and retain the services of Eligible Employees upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) provide additional incentives to Eligible Employees to devote their effort and skill to the advancement of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. This Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

1.2 Term. Unless earlier terminated as provided herein, the Plan will be effective on the Effective Date and will terminate 10 years from the date the Plan is adopted by the Board.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

For purposes of the Plan, terms not otherwise defined herein shall have the meanings indicated below:

2.1 “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee or to a third party administrator, the term Administrator shall mean the Committee or such third party administrator.

2.2 “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of all outstanding securities of the Company; provided, however, that a Change in Control shall not result upon such acquisition of beneficial ownership if such acquisition occurs as a result of a public offering of the Company’s securities or any financing transaction (or series of financing transactions);

(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately before such merger or consolidation hold, as a result of holding Company securities before such transaction, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity, but in which the holders of the outstanding voting securities of the Company immediately before such merger hold, in the aggregate, securities possessing less than 50% of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately before such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

The Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred in respect of a particular set of circumstances, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5 “Common Stock” means the Common Stock, par value $0.001 per share, of the Company and such other securities of the Company that may be substituted for Common Stock pursuant to Article 8.

2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with the Treasury Regulations and official guidance promulgated thereunder.

2.7 “Committee” means a committee of two or more members of the Board appointed to administer the Plan as set forth in Section 11.1.

2.8 “Company” means Qualigen Therapeutics, Inc., a Delaware corporation.

2.9 “Compensation” of an Eligible Employee means the base compensation received by such Eligible Employee as compensation for services to the Company or any Related Corporation during the relevant period, excluding incentive or performance-based compensation (whether issued in the form of cash or equity), bonuses, overtime payments, sales commissions, travel and business expense reimbursements, fringe benefits, perquisites and other similar payments. Such Compensation shall be calculated before deduction of any income or employment tax withholdings, but shall be withheld from the Eligible Employee’s net income.

2.10 “Effective Date” means the date the stockholders of the Company approve the Plan pursuant to Article 10.

2.11 “Eligible Employee” means an Employee of the Company or any Related Corporation who would not, immediately after any rights under the Plan are granted, own (directly or through attribution) or be deemed to own for purposes of Section 423(b)(3) of the Code five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or any Related Corporation. For purposes of the preceding sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may, in its sole discretion, determine that an Employee of the Company or any Related Corporation shall not be eligible to participate in an Offering Period if: (i) the Employee’s customary employment is for not more than 20 hours per week; (ii) the Employee’s customary employment is for not more than five months in any calendar year; (iii) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code or is a “highly compensated employee” (A) with compensation above a specified level, (B) who is an officer of the Company or any Related Corporation thereof or (C) who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; (iv) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); or (v) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase stock under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided that any exclusion in the foregoing clauses shall be applied in an identical manner under each Offering Period to all employees of the Company or any Related Corporation, in accordance with Treasury Regulations Section 1.423-2(e). If a person (although previously an Employee) has for an entire three months period not been an Employee, any status of such person as an Eligible Employee shall automatically cease at such three-months mark.

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2.12 “Employee” means any person who renders services to the Company or any Related Corporation as an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or any Related Corporation who does not render services to the Company or any Related Corporation as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company and meeting the requirements of Treasury Regulations Section 1.421-1(h)(2). Where the period of leave exceeds three months or such other period specified in Treasury Regulations Section 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period or such other period specified in Treasury Regulations Section 1.421-1(h)(2).

2.13 “Enrollment Date” means the first Trading Day of each Offering Period.

2.14 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

2.15 “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted for trading on a national securities exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the principal securities exchange on which the Common Stock is then listed or admitted for trading as reported in the Wall Street Journal or such other source as the Committee deems reliable, or, if no closing sale price is quoted on such day, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

(b) If the Common Stock is not then listed or admitted for trading on national securities exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock as reported in The Wall Street Journal or such other source as the Committee deems reliable or if there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.

2.16 “Offering Period” means the periods of approximately six months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after February 1 of each year and terminating on the first Trading Day on or following July 31, approximately six months later, and (ii) commencing on the first Trading Day on or after August 1 of each year and terminating on the first Trading Day on or following January 31, approximately six months later. The duration and timing of Offering Periods may be changed pursuant to Article 4 and Article 9. In no event may an Offering Period exceed 27 months.

2.17 “Participant” means any Eligible Employee who has executed a subscription agreement or enrollment form and been granted rights to purchase Common Stock pursuant to the Plan.

2.18 “Plan” means this 2022 Employee Stock Purchase Plan of the Company.

2.19 “Purchase Date” means the last Trading Day of each Offering Period.

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2.20 “Purchase Price” means, with respect to a particular Offering Period, an amount equal to 85% of the lesser of the Fair Market Value of a Share on (a) the applicable Enrollment Date, or on (b) the applicable Purchase Date; provided, however, that the Purchase Price for subsequent Offering Periods may be determined by the Administrator in its sole discretion and at such discount subject to compliance with Section 423 of the Code (or any successor provision, or any other applicable law, regulation or stock exchange listing standard) or pursuant to Article 9.

2.21 “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

2.22 “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.23 “Share” means a share of Common Stock.

2.24 “Trading Day” means a day on which The Nasdaq Stock Market or principal stock exchange on which the Common Stock is then listed or admitted for trading is open for trading.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. Subject to Article 8, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 1,000,000 Shares. In addition, commencing on January 1, 2024 and on each January 1 thereafter during the term of the Plan, the number of Shares reserved and available for issuance under the Plan shall be increased by the lesser of (a) 1.0% of the number of outstanding Shares as of December 31 of the preceding calendar year or (b) such lesser number of Shares as determined by the Administrator. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to rights granted under the Plan shall not exceed an aggregate of 1,200,000 Shares, subject to Article 8.

3.2 Shares Distributed. The Shares available for issuance under the Plan may be authorized but unissued Shares, Shares held in treasury, or Shares reacquired by the Company.

ARTICLE 4

OFFERING PERIODS

4.1 Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Administrator will determine. The Administrator will have the authority to change the commencement date and duration of Offering Periods with respect to future offerings. Provided, that no Offering Period shall begin before the Effective Date.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

5.1 Eligibility. Any Eligible Employee who shall be employed by the Company or any Related Corporation on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article 5 and the limitations imposed by Section 423(b) of the Code.

5.2 Enrollment in Plan.

(a) An Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement or enrollment form to the Company in such form as the Administrator requires and by such time before the Enrollment Date for such Offering Period as is designated by the Administrator from time to time.

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(b) Each such agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company and any Related Corporation on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation that is not less than 1% and not more than the maximum percentage specified by the Administrator (which percentage shall be 12% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company in a manner consistent with Section 12.5.

(c) A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement or enrollment form at any time during an Offering Period (but not, however, with respect to an Offering Period during the last 20 days of such Offering Period); provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections during each Offering Period). Any such change in payroll deductions shall be effective with the first full payroll period following five business days after the Company’s receipt of a new subscription agreement or enrollment form evidencing the new payroll deduction election (or such shorter or longer period as may be specified by the Administrator).

(d) A Participant may suspend payroll deductions at any time during an Offering Period. Any such suspension of payroll deductions shall be effective with the first full payroll period following five business days after the Company’s receipt of a written notice of suspension (or such shorter or longer period as may be specified by the Administrator). In the event a Participant elects to suspend his or her payroll deductions with respect to an Offering Period, such Participant’s cumulative payroll deductions before the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan in accordance with Article 7. A Participant who suspends payroll deductions during an Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

(e) Except as otherwise determined by the Administrator, in its sole discretion from time to time, a Participant may participate in the Plan only by means of payroll deductions and may not make contributions by lump sum payment for any Offering Period.

5.3 Payroll Deductions. Except as otherwise determined by the Administrator, in its sole discretion from time to time, payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date, and shall end with the last payroll in the Offering Period to which his or her authorization is applicable, unless sooner terminated by the Participant in accordance with Article 7.

5.4 Effect of Enrollment. A Participant’s completion of a subscription agreement or enrollment form will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant submits a new subscription agreement or enrollment form, withdraws from participation under the Plan in accordance with Article 7, or otherwise becomes ineligible to participate in the Plan.

5.5 Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company and any Related Corporations, do not permit such employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code. On each Enrollment Date, each Eligible Employee, pursuant to an offering made under the Plan, will be granted an option to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (or such other percentage as determined, and as defined by the Board in for each Offering Period) during the period that begins on the Enrollment Date (or such later date as the Board determines for a particular Offering Period) and ends on the date stated in the offering, which date will be no later than the end of the Offering Period, and a purchase price equal to 85%, or such other specified percentage, of the Fair Market Value as of the Enrollment Date. The Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering Period.

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5.6 Decrease or Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 (and any other limitations set forth in the Plan), a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code or Section 5.5 (or the other limitations set forth in the Plan) shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable following the Purchase Date.

5.7 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulations Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

ARTICLE 6

GRANT AND EXERCISE OF RIGHTS

6.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of whole Shares that an Eligible Employee may purchase during each Offering Period, subject to the limits in Section 5.5, and shall have the right to purchase, on each Purchase Date during such Offering Period, such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated before such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period.

6.2 Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions will automatically be applied to the purchase of whole Shares of the Company, up to the maximum number of whole Shares permitted pursuant to the terms of the Plan or as determined by the Administrator in its sole discretion from time to time, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Administrator specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period.

6.3 Purchase of Shares. As soon as practicable following the applicable Purchase Date, the number of shares of Common Stock purchased by a Participant pursuant to Section 6.2 shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company.

6.4 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article 6 on such Purchase Date, and shall either (a) continue all Offering Periods then in effect, or (b) terminate any or all Offering Periods then in effect pursuant to Article 9. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders after such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

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6.5 Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

6.6 Conditions to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan before fulfillment of all of the following conditions:

(a) The admission of such Shares to listing on the principal stock exchange, if any, on which the Common Stock is then listed or admitted for trading; and

(b) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rules or regulations of the Securities and Exchange Commission, or any other governmental regulatory body that the Administrator shall, in its sole discretion, deem necessary or advisable; and

(c) The obtaining of any approval, authorization or waiver from any state or federal governmental agency that the Administrator shall, in its sole discretion, determine to be necessary or advisable; and

(d) The payment to the Company (by withholding or by direct payment) of all employee-side “withholding” amounts arising under federal, state or local law in connection with such Shares.

ARTICLE 7

WITHDRAWAL; CESSATION OF ELIGIBILITY

7.1 Withdrawal. A Participant may elect to withdraw from participation in the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator no later than five business days before the end of the Offering Period. All of the payroll deductions credited to the Participant’s account and not yet used to exercise his or her rights under the Plan shall be paid to the Participant as soon as reasonably practicable after receipt of the notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers a new subscription agreement or enrollment form to the Company.

7.2 Suspension. A Participant may suspend payroll deductions at any time during an Offering Period in accordance with Section 5.2(d). In the event a Participant elects to suspend his or her payroll deductions with respect to an Offering Period, such Participant’s cumulative payroll deductions before the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan in accordance with Section 7.1.

7.3 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

7.4 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article 7 and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.1, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.

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ARTICLE 8

ADJUSTMENTS UPON CHANGES IN STOCK

8.1 Changes in Capital Structure. Subject to Section 8.3, in the event, after the Effective Date, of any stock dividend, stock split, combination or reclassification of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other similar corporate event affecting the Common Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its sole discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments to the limitations in Section 3.1), (b) the Purchase Price with respect to any outstanding rights, and (c) the class(es) and number of shares and price per Share subject to outstanding rights.

8.2 Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1, or any unusual or nonrecurring transactions or events affecting the Company or its outstanding capital stock (including, without limitation, any Change in Control), and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events, or to give effect to changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator;

(b) To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Common Stock before the next scheduled Purchase Date on such date as the Administrator determines and that Participants’ rights under the ongoing Offering Period(s) shall terminate; and

(e) To provide that all outstanding rights shall terminate without being exercised.

8.3 No Adjustment under Certain Circumstances. No adjustment or action described in this Article 8 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other Related Corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares that a Participant shall have the right to buy in any Offering Period or that are available for issuance under the Plan.

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ARTICLE 9

AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION

9.1 Amendment, Modification, Suspension and Termination. The Administrator may amend, modify, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan: (a) to increase the aggregate number, or change the type, of Shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article 8), (b) to change the scope of the Participants under the Plan, (c) to change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, or (d) if required by the applicable rules or continued listing requirements adopted by The Nasdaq Stock Market or the principal exchange on which the Shares are then listed or admitted for trading. No rights may be granted under the Plan during any period of suspension.

9.2 Certain Changes to Plan. Without obtaining stockholder consent, without regard to whether any Participant’s rights may be considered to have been adversely affected, and to the extent permitted by Section 423 of the Code, the Administrator may, in its sole discretion, (a) change the commencement date of Offering Periods, (b) change the duration of Offering Periods, (c) limit the number of changes in the amount withheld during an Offering Period, (d) calculate the Compensation amount for any Eligible Employee, (e) establish the maximum amount of Compensation for which payroll deductions can be made, (f) set the time for delivery of notices under the Plan, and (g) establish such other limitations or procedures as the Administrator determines to be advisable, in its sole discretion, that are consistent with the Plan.

9.3 Unfavorable Financial or Accounting Consequences. Without obtaining stockholder consent, in the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial or accounting consequences, the Administrator may, in its sole discretion, modify or amend the Plan to reduce or eliminate such accounting or financial consequence including, but not limited to, (a) altering the calculation of the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price, and (b) modifying the duration of any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the change in the Offering Period.

9.4 Payments upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s account shall be refunded as soon as practicable after such termination.

ARTICLE 10

STOCKHOLDER APPROVAL

10.1 Stockholder Approval. The Plan will be subject to approval by the stockholders, consistent with applicable laws, within 12 months after the date this Plan is adopted by the Board. No right may be granted under the Plan before such stockholder approval.

ARTICLE 11

ADMINISTRATION

11.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to the Committee, which shall consist of two or more members of the Board. For purposes of this Plan, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Each of the members of the Committee shall meet the independence requirements under the then applicable rules or continued listing requirements adopted by The Nasdaq Stock Market or the principal exchange on which the Shares are then listed or admitted for trading. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee may delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

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11.2 Authority of Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan (including, without limitation, in Article 9) or by law, the Administrator shall have full power and authority to: (a) determine the persons to whom, and the time or times at which, rights to purchase Common Stock shall be granted under the Plan and the provisions of each offering of such rights (which need not be identical), (b) interpret the Plan and the rights granted under it, (c) establish, amend and revoke rules and regulations for the administration of the Plan, (d) correct any defect or omission, or reconcile any inconsistency in the Plan, (e) amend the Plan as provided in Article 9, (f) exercise such powers and perform such acts as the Administrator deems necessary to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code, and (g) make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

11.3 Expenses. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board or Committee, as applicable, employ attorneys, consultants, accountants, brokerage firms, banks, financial institutions or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons.

11.4 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company to whom duties are delegated under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 12

MISCELLANEOUS

12.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2 Rights as a Stockholder. Participant shall not be deemed to be a holder of, or to have any of the rights of a holder with respect to, Shares subject to a right granted under the Plan unless and until such Shares have been issued to the Participant in accordance with Section 6.3, the Company’s transfer agent shall have transferred the Shares to Participant, and Participant’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, Participant shall have full voting, dividend and other ownership rights with respect to such Shares.

12.3 Interest. In no event shall interest accrue on the payroll deductions of a Participant under the Plan.

12.4 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.5 Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.6 Account Statements. Individual accounts shall be maintained for each Participant in the Plan. Statements of individual accounts shall be given to Participants at least annually, which statements shall set forth the amount of payroll deductions made, the Purchase Price paid, the number of Shares purchased, and the remaining cash balance, if any. The Committee may delegate responsibility to prepare and distribute the account statements to an Agent and/or Employee(s).

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12.7 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Eligible Employee or Participant to be consideration for, or an inducement to, or a condition of, the employment of any Eligible Employee or Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Related Corporation or to interfere with the right of the Company or any Related Corporation to discharge any Eligible Employee or Participant at any time.

12.8 Effect upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in the Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for Employees of the Company or any Related Corporation.

12.9 Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.10 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer, the amount and type of consideration realized (cash, other property, assumption of indebtedness or other consideration) by the Participant in such disposition or other transfer, and such additional information as may be requested by the Administrator.

12.11 Equal Rights and Privileges. All Eligible Employees of the Company and any Related Corporation shall have equal rights and privileges under this Plan to the extent required under Section 423 of the Code so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with Section 423 of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

12.12 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to principles of conflicts of laws thereof or of any other jurisdiction.

12.13 Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which a Participant has access).

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ANNEX B

QUALIGEN THERAPEUTICS, INC.

CERTIFICATE OF AMENDMENT

TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Qualigen Therapeutics, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1. The name of the corporation is Qualigen Therapeutics, Inc.

2. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation first filed with the Secretary of State of Delaware on September 16, 2008, as amended (the “Certificate of Incorporation”).

3. Article IV, Subsection A of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“(A) The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Forty Million (240,000,000), consisting of Two Hundred Twenty-Five Million (225,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and Fifteen Million (15,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

Effective 12:01 A.M., Eastern Time, on [●], 20[●] (the “Effective Time”) pursuant to the Delaware General Corporation Law and this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [●] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Capital Market as of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

4. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this ____th day of __________, 20[●].

QUALIGEN THERAPEUTICS, INC.

By:
Name:	Michael Poirier
Title:	Chief Executive Officer

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